The Target
Portfolio Trust

Annual Report
December 31, 2000


         Target
(PICTURE)
         a structured and personalized investment program

                                       (LOGO)

The Target Portfolio Trust

Table of Contents
                                               Page
Shareholder Letter                              2
Target's Shareholder Services                   9
Portfolio of Investments:
     Large Capitalization Growth Portfolio     10
     Large Capitalization Value Portfolio      12
     Small Capitalization Growth Portfolio     18
     Small Capitalization Value Portfolio      21
     International Equity Portfolio            26
     International Bond Portfolio              29
     Total Return Bond Portfolio               31
     Intermediate-Term Bond Portfolio          37
     Mortgage-Backed Securities Portfolio      41
     U.S. Government Money Market Portfolio    43
Statements of Assets and Liabilities           44
Statements of Operations                       46
Statements of Changes in Net Assets            48
Financial Highlights                           50
Notes to Financial Statements                  57
Report of Independent Accountants              63
Federal Income Tax Information                 64

Dear Target Shareholder:               February 15, 2001

2000 marks a correction in 1999's imbalanced gains
Over the 12 months ended December 31, 2000, the S&P
500 Composite Stock Price Index fell 9.10%. It has been 20 years since we have seen a decline even close to this magnitude, but it was focused in a limited number of sectors. In fact, to a great extent, this year's decline represents a correction to last year's imbalanced gains. Technology, which dominated the market in 1999, significantly underperformed in 2000. Conversely, the S&P 500
Financials Index rose 24%, the Healthcare Index gained 34%, and the Utilities Index increased 54%.
Together, with the much smaller Transportation
Index (up 17%), these were among the poorest performers in 1999. The Wilshire REIT Index (real estate securities), which also generated subpar results in 1999, rose 22% during 2000.

Average Annual Total Returns as of December 31, 2000
                                                              Since
Portfolios                      One Year     Five Years     Inception1
Large Capitalization Growth     -4.81%         24.05%       16.94%
Large Capitalization Value       6.60          10.36        10.12
Small Capitalization Growth      0.31          12.45        12.08 (12.07)2
Small Capitalization Value      22.06          11.50        11.02
International Equity           -10.77           8.81        10.57
International Bond              -2.32          -1.15         1.07 (0.98)2
Total Return Bond               10.19           5.49         6.16 (6.11)2
Intermediate-Term Bond           9.00           5.35         5.84
Mortgage-Backed Securities       9.25           5.42         5.98 (5.91)2

     Note: The average annual return for the Target portfolios assumes the imposition of the maximum
Target advisory fee of 1.5% for stock portfolios and 1.0% for bond portfolios.
     Performance data represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     1 The inception date for all portfolios is 1/5/93, except for International Bond, which is 5/17/94. Past performance is not indicative of future results.
     2 Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

Sector performance breakdown
-- Because investment in new exploration was cut back when oil was inexpensive, we experienced oil and natural gas shortages in 2000. Similarly, low investment in new electricity-generating capacity, together with acts of nature, resulted in severe power shortages in 2000. This led to financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. Utilities were the best-performing stocks of the year, and the S&P
Energy Index also registered double-digit gains.

-- Healthcare service companies--HMOs and hospital managers--had been squeezed by reimbursement issues, but their return to profitability pushed the returns of these S&P 500 industry groups to 86% and 62%, respectively. The healthcare sector overall gained 34%.

-- Slowing capital markets hurt large banks and investment brokerages, but savings and loans (S &
Ls) were the year's second-best performing S&P 500 industry group--up 90%. S&Ls benefited from a strong housing market and from the likelihood of lower interest rates. Both insurance companies and S&Ls can benefit from rising prices on their bond portfolios. Some insurance companies also saw considerable pricing improvement in 2000.

-- Technology stocks suffered partly from a painful correction of their strong performance in 1999.
Moreover, heavy spending on technology in 1999-- including telecommunications equipment--left many customers with no pressing need to upgrade further.

-- Two economically sensitive sectors--consumer cyclicals and basic materials--suffered from the growing perception that the U.S. economy was slowing. The retail apparel group, a consumer cyclical, was among the year's worst performers.
Metal stocks also were near the bottom of the market. However, investors tend to act in anticipation of future events, and basic materials stocks, particularly forest products and aluminum, had large upward bounces during the fourth quarter
2000.

-- During 2000, investors began to fear that communications services companies had overinvested and that many markets may have become saturated.
The S&P 500 Long-Distance Telephone Company Index declined 70% over the year.

With a few exceptions, global markets mirror United
States
Only Switzerland, Canada, and Denmark, among the developed country stock markets, had positive overall returns in U.S. dollars, although
Australia, Canada, and several European countries had significantly positive returns in their local currencies. Among emerging market countries, only
Israel, Venezuela, and the Czech Republic managed to register positive returns in U.S. dollar terms.

Equity Outlook
Combination of factors hurt 2000 market
The stabilization of economic growth is hampered by the long delay between any action taken and measur-able signs of its impact. Nonetheless, economic growth was smoother in the second half of the twentieth century when central banks were more aggressive than in the first half, and we are currently in the longest period of uninterrupted growth in U.S. history.

However, one of the factors driving the stock market excesses of a year ago was a huge increase in the money supply that the Federal Reserve (the
Fed) engineered in order to lubricate any difficulties about the turn of the millennium. The economy also was stimulated by corporate investments in inventory and equipment, done with the same intention. This confluence of events produced a burst of economic activity and profit growth, and investor enthusiasm for technology stocks that drove some prices well above levels justified by reasonable expectations of future profits. Unfortunately, as the Fed pulled back on the throttle in 2000 and inventories were being burned off, oil prices rose. This combination of dampening factors produced a more rapid slowing in the economy than initially anticipated.

Performance Summary as of December 31, 2000
                                12/31/00    12/31/99    12-Month*     No. of
Portfolios                        NAV         NAV     Total Return    Funds**

Large Capitalization Growth        $23.20     $25.68     -3.37%
Lipper Large-Cap Growth Fd Avg                          -16.25          549
Large Capitalization Value          12.64      13.01      8.22
Lipper Multi-Cap Value Fd Avg                             8.84          522
Small Capitalization Growth         13.09      17.47      1.83
Lipper Small-Cap Growth Fd Avg                           -4.95          277
Small Capitalization Value          16.88      14.97     23.91
Lipper Small-Cap Value Fd Avg                            17.77          313
International Equity                13.52      17.37     -9.42
Lipper International Fd Avg                             -15.60          696
International Bond                   8.08       8.48     -1.34
Lipper International Income Fd Avg                        1.46           55
Total Return Bond                   10.27       9.86     11.30
Lipper Corp. Debt BBB-Rated Fd Avg                        7.99          154
Intermediate-Term Bond              10.23       9.92     10.10
Lipper Inter. Inv.-Grade Debt Fd Avg                      9.78          289
Mortgage-Backed Securities          10.31       9.97     10.35
Lipper U.S. Mortgage Fd Avg                              10.36           61
U.S. Government Money Market***      1.00       1.00      5.87
Lipper U.S. Gov't Money Mkt. Fd Avg.                      5.71          134
7-Day Current Yield1                 5.98%

*Source: Lipper Inc. for Lipper averages and
Prudential Investments Fund Management LLC for
Target returns. Target returns are in boldface type. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio, except the annual
Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond portfolio assets.
For retirement accounts, the maximum advisory fees are 1.25% and 1.35%, respectively. Past performance is not indicative of future results, and an investor's shares, when redeemed, may be worth more or less than their original cost.

**Represents the number of funds in each Lipper category.

***An investment in the U.S. Government Money
Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Lipper average is unmanaged. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index.
Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. International funds invest their assets in securities with primary trading markets outside the United States. International Income funds invest primarily in U.S. dollar and non-U.S.
dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate
Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. Intermediate
Investment-Grade Debt funds invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. U.S.
Mortgage funds invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. U.S. Government Money funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of less than 90 days. These money market funds intend to keep a constant net asset value.

Focus on the fundamentals
In recent months, earnings forecasts have declined rapidly, and investors are not likely to continue to pay the very high multiples of earnings that they did in 1999. Nonetheless, share prices at year-end were low, according to our quantitative team, with most analysts still forecasting profitable growth. Investment success should likely come to those who pay close attention to both realistic earnings projections in the slowing economy and to share prices. In the United States, the healthcare sector is still realizing benefits from consolidation, market growth, and new technologies. The financial sector can benefit from falling interest rates, although lenders can be hurt by their credit exposure. The Fed's half-percentage-point drop in short-term rates on January 3, 2001, and a subsequent half-percentage-point drop on January 31, were very favorable. They indicated that the Fed will act aggressively to forestall a recession, and it made stocks more attractive relative to bonds.

Outlook positive for global stocks
Globally, the decline of the euro currency last year was like a coiled spring under the prices of euro-denominated stocks. In late November, the currency began what appears to be a firm upward move. This could supplement any gains from the ongoing long-term positive changes in Europe. In addition, European economic growth in 2001 may outpace that of the United States.

How did our portfolios perform?
The Large Capitalization Growth Portfolio, managed by Columbus Circle Investors (CCI) and Oak
Associates, posted a -3.37% return over the one-year review period. However, on a relative basis, the Portfolio significantly outperformed its benchmark. During the period, neither manager was spared the sharp and prolonged correction in the technology sector. However, in both cases, the managers anticipated the weakness in technology and rotated a portion of their holdings in that area to more defensive sectors of the marketplace. For example, CCI moved to take advantage of the improving fundamentals in the utility, energy, consumer staples, and financial sectors. Oak
Associates enhanced returns by increasing its exposure to the financial and pharmaceutical sectors.

The Large Capitalization Value Portfolio, managed by Mercury Advisors (formerly called Hotchkis and
Wiley) and J.P. Morgan, generated an 8.22% return during the one-year review period, slightly underperforming its benchmark. Factors that helped performance included Mercury Advisors' strong security selection in a variety of areas, including the financial sector in general, and an overweighting in insurance and savings bank industries in particular. The Portfolio's exposure to utilities and consumer staples also boosted results, as did an underweighting in the technology sector. Mercury's largest detractor from results was an overweighting in paper and steel stocks.
J.P. Morgan's overweight in capital
markets stocks aided returns. In addition, astute stock selection in a number of sectors, including consumer goods, further benefited the Portfolio.
Conversely, the Portfolio's exposure to certain technology stocks hampered overall results.

The Small Capitalization Growth Portfolio, managed by Chase Fleming Asset Management USA and Sawgrass
Asset Management, returned 1.83% over the period, outperforming its benchmark. Chase Fleming enhanced results through its exposure to the energy and financial sectors. Overall, the firm's technology stocks detracted from results, as it was difficult to avoid the sharp correction in this sector.
Additionally, its consumer discretionary holding performed poorly, largely due to stock-specific and valuation issues. Sawgrass generated strong results by overweighting the technology sector early in the year prior to the sector's correction. The manager then benefited by moving to a neutral, and then an underweight, position, as the sector's decline commenced and continued. Sawgrass' capital goods, healthcare, and consumer cyclical stocks also contributed strongly to performance.

The Small Capitalization Value Portfolio, managed by Credit Suisse Asset Management (formerly DLJ
Asset Management) and Lazard Asset Management, generated a return of 23.91% over the period, significantly outperforming its benchmark. After two lean years, small-cap value stocks rallied sharply in 2000. Credit Suisse was able to enhance performance by aggressively trimming technology stocks from its Portfolio. This helped to limit downside risk and raise cash, which was then effectively used to invest in a number of stocks that demonstrated excellent earnings growth during the period. In addition, Credit Suisse's portion of the Portfolio enjoyed five takeovers in 2000 at an average premium of 40% versus the year-end 1999 price. Lazard also benefited from a rotation away from technology stocks. Their holdings in a variety of industries, including the insurance, energy, and healthcare sectors, all rebounded strongly during the year, contributing to the Portfolio's overall results.

The International Equity Portfolio, managed by
Lazard Asset Management, returned -9.42% over the period. However, the manager's adherence to a disciplined investment process that focuses on financially productive, yet inexpensive, stocks helped the Portfolio to outperform its benchmark on a relative basis. Rising energy prices, currency volatility, slowing economic growth, and the dramatic end to the technology-media-telecommunications (TMT) euphoria triggered losses in most global equity markets. The Portfolio was helped by its underweight in TMT issues during the period. In addition, its stock selection in consumer discretionary stocks and astute stock selection in France, Germany, and The Netherlands contributed to results. Conversely, the Portfolio was unable to sidestep the damage to European stock returns, in U.S. dollar terms, which resulted from the slumping euro currency. The Portfolio's exposure to Japanese financial stocks also detracted from results as they struggled despite making significant corporate change. Despite the turbulent year, Lazard will continue to seek relative value opportunities among companies with strong competitive positions and the necessary strategic vision to excel going forward, as the firm believes that the renewed emphasis on old-fashioned fundamental analysis will persist.

U.S. bonds outperform stocks
In addition to the technology sector's woes, the year 2000 will also be remembered as a time when the U.S. investment-grade bond market handily outperformed the stock market. The Lehman Brothers
U.S. Aggregate Bond Index rose 11.60% in 2000
versus a -9.10% return in the Standard & Poor's 500
Composite Stock Price Index. The bond market triumph appears more impressive when one considers that U.S. Treasury securities maturing in 20 years or longer returned 21.5% for the year, based on the Lehman Brothers U.S. Treasury Bond Index.

The performance of the equity and fixed-income markets diverged, as signs of economic weakness that pressured stock prices boosted prices of Treasuries and other high-quality bonds. The Fed had increased short-term interest rates six times between June 1999 and May 2000. Raising rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. In this way, the Fed tried to slow U.S.
economic growth and preempt an increase in inflation.

By June 2000, the Fed's strategy was clearly working. Economic indicators showed that the cumulative effect of repeated rate hikes was reining in the economic expansion. As the economy lost steam, companies reported earnings disappointments, the unemployment rate crept higher, and consumer confidence slid. Meanwhile, bond investors looked ahead to a time when the Fed would cut rates to bolster economic growth. As a result, they accepted lower yields on Treasuries and other investment-grade bonds, driving bond prices higher.

Investor demand prompts Treasury rally
Besides the outlook for lower short-term rates, prices of Treasuries rallied strongly as a shrinking supply of these securities met with strong investor demand. The supply of Treasuries declined as growing federal budget surpluses reduced the government's need to borrow money through issuance of Treasuries. As a result, the federal government issued fewer Treasuries and also purchased back $30 billion of longer-term issues. The relative scarcity and safety of Treasuries boosted demand for them, helping Treasuries to dramatically outperform other sectors of the taxable U.S. bond market, particularly high-yield corporate (or junk) bonds.

Junk bonds were the only sector of the U.S. fixed-income market to post a negative return in 2000.
Concern that the slumping economy would hurt the ability of companies to pay interest and principal on their debt securities sapped demand for corporate bonds, especially junk bonds. As the junk bond default rate climbed in 2000, investors drove junk bond prices lower, which boosted the average yield in that sector to roughly 14.50%, its highest level since 1991, as measured by the Lehman
Brothers High Yield Bond Index.

Municipal bonds also had a strong year
Turning to tax-exempt securities, belief that the Fed would cut short-term rates in 2001, coupled with a municipal bond supply that failed to keep pace with investor demand, helped the Lehman
Brothers Municipal Bond Index to return 11.60% in
2000. In fact, on an after-tax basis, municipal bonds outperformed all other U.S. fixed-income markets in 2000.

Bond Market Outlook
Buying opportunities exist for high-yield bonds
Unlike the proverbial rising tide that lifts all boats, the U.S. bond market rally of 2000 produced double-digit returns in some sectors, but failed to bolster prices of most high-yield corporate bonds.
In fact, prices of many junk bonds declined sharply, prompting risk-averse investors to flee the sector. Nevertheless, we believe investors with strong analytical abilities and a tolerance for risk can find good buying opportunities in 2001 among junk bonds, and to a lesser extent, among investment-grade corporate securities.

A closer look at the high-yield market reveals that bonds rated BB--the highest rating category in the high yield segment--returned 4% in 2000, based on the Lehman Brothers High Yield Bond Index. However, because prices of bonds rated single-B and below fell dramatically, the Lehman Brothers High Yield
Bond Index overall returned -5.80% for 2000. This largely bearish response to the high-yield market in 2000 may be a signal that 2001 is an opportune time to buy. In other words, the rock-bottom prices and sky-high yields of junk bonds may already reflect the worse-case scenario.

Fed course a positive for high-yield bonds
Further reasons to consider high-yield bonds come from the direction of U.S. monetary policy. In
January, the Fed surprised financial markets with two successive half-percentage-point reductions in the federal funds rate (the rate that U.S. banks charge each other for overnight loans). The first move, which occurred on January 3, 2001, marked the first time since 1998 that the Fed had eased monetary policy between its regularly scheduled meetings.

The aggressiveness and unusual timing of the Fed's moves in 2001, and indications that more rate cuts may follow show that the central bank plans to do all it can to keep the decade-long economic expansion on track. We find such determination encouraging. Lower short-term rates should eventually bolster liquidity in the junk bond market, allowing for more efficient trading of high-yield bonds and increased issuance of these below-investment-grade securities.

We look to newly issued bonds in selected sectors of the high-yield market for some of the best investment opportunities. Today's tougher underwriting standards mean that newly issued junk bonds will likely stand the test of time better than some bonds issued during the late 1990s. At that time liberal underwriting practices allowed too many lower-tier companies to borrow in the fixed-income market.

More modest returns forecast for rest of bond market
In contrast to our guarded optimism toward the high-yield market, most of the good news may already be factored into the prices of U.S.
Treasuries, federal agency securities, asset-backed securities, mortgage-related securities, and municipal bonds. For example, financial market participants have already anticipated extensive cuts in short-term rates by the Fed in 2001.
Consequently, we believe these sectors of the U.S.
bond market, which produced double-digit returns in 2000, may produce substantially more modest returns in 2001.

How did our portfolios perform?
The International Bond Portfolio, managed by
Delaware International Advisers, generated a return of -1.34% during the period, underperforming its benchmark. During the year, a number of factors detracted from results. For example, currency volatility occurred throughout the period, and a number of positions were negatively impacted by the strength of the U.S. dollar. In addition, the Portfolio's overweight position in New Zealand hurt performance as it generated weak returns.
Conversely, the Portfolio's overweight in euroland countries aided results as these markets generally outperformed, while an underweight in the weak-performing Japanese market also enhanced the Portfolio's returns. The Portfolio also benefited by taking profits in Canada and Sweden. At the end of the period, the Portfolio was configured to benefit from anticipated weakness in the U.S. dollar, and it could be poised to benefit from a rebound in currencies such as the euro and Australian and New
Zealand dollars--all of which appear to offer extremely good value.

The Total Return Bond Portfolio and the
Intermediate-Term Bond Portfolio, managed by
Pacific Investment Management Company (PIMCO), returned 11.30% and 10.10%, respectively, over the period--each outperforming its benchmark.

Both Portfolios' above-index duration was a significant contributor to performance, as this strategy helped them to take advantage of falling interest rates. PIMCO's decision to emphasize mortgages and underweight corporates was also a positive factor as mortgages outperformed and corporates lagged the broader market. In both cases, tactical use of non-index sectors detracted slightly from returns as these sectors underperformed the market. Given the current investment environment, PIMCO anticipates maintaining its above-market duration for both
Portfolios.


The Mortgage-Backed Securities Portfolio, managed by Wellington Management, returned 10.35% over the period, similar to its benchmark. At the start of 2000, monetary policy tightened, pushing short-term yields up and long-term yields down. In this environment, mortgages underperformed Treasuries significantly. Mortgages recovered in the second quarter, gaining from continued low prepayment risk and improved investor perception of the Federal
National Mortgage Association (FNMA) and the
Federal Home Loan Mortgage Corporation (FHLMC).
During the third quarter, the market's expectations changed from a tightening of monetary policy to an easing, which boosted interest in higher-quality corporates and mortgages. In the fourth quarter, the Treasury market rallied amid a weakening economy, boosting returns in the high-quality mortgage arena. With yields falling, the fear of prepayment risk kept mortgages from keeping up with intermediate Treasuries. However, with earnings estimate warnings commonplace, mortgages provided an attractive alternative to corporate bonds.
During the reporting period, the Portfolio's positioning in attractively valued securities with an emphasis on Government National Mortgage
Association-issued securities (GNMAs) proved beneficial to performance. However, its duration stance could have been more nimble at the end of the period. While the Portfolio was never far from neutral versus its benchmark, the manager's slightly defensive stance the last 30 days of the year proved to be a modest negative.

The U.S. Government Money Market Portfolio, also managed by Wellington Management, returned 5.87% over the review period, outperforming its peer group. As the Fed was in a tightening mode and raising interest rates, the manager emphasized shorter-term issues in order to "roll over" the Portfolio and capture higher yields. Wellington also utilized term-repurchase agreements and opportunistically purchased securities maturing in as long as one year, which served to enhance the Portfolio's returns. Since it appeared that the economy was slowing, the manager increased the Portfolio's maturity from 34 to 56 days to take advantage of anticipated Fed easing.

Looking Back
Market gyrations reinforce need to stay the course
The year 2000 will long be remembered as one of the more intriguing years in market history.
Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500
Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a midyear reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

Remain focused on the big picture
This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and a long-term investment approach.
While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. Investors who do focus on short-term events often lose sight of their original investment objectives.

Target makes it easy to stay the course
The Target Program was designed to provide a convenient way for investors to easily access a variety of investments that can help them meet their diversification needs. Each Target portfolio invests in a different asset class, such as small-capitalization stocks, large-capitalization stocks, or international bonds. By offering variety and accessibility, the Target Program makes it easy for individuals whose portfolios have drifted too much from their original investment goals to resume their intended course.

We appreciate your confidence, and look forward to serving your investment needs in the future.

Sincerely,

David R. Odenath, Jr., President
The Target Portfolio Trust

Target's Shareholder Services

Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
     1) A Financial Advisor's professional guidance.
     2) Questionnaire process addresses your
investment needs.
     3) Personalized investment policy statement
(the Evaluation) details your risk profile.
     4) Ninety recommended asset allocations or unlimited number of customized allocations are available.
     5) Access to top investment advisers who manage
Target portfolios.
     6) Adviser monitoring helps ensure that
advisers perform as expected over the long term.
     7) Adviser changes are made if long-term performance is poor.
     8) Free, unlimited allocation changes help you react to changing market conditions.
     9) Research services from Ibbotson Associates are used for allocation construction.
     10) IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

Reporting Services
     1) Customized quarterly reports contain time-weighted and dollar-weighted returns.
     2) Detailed tax information, including gains, losses, and average cost per share.
     3) Quarterly market commentaries address stock, bond, and international markets.
     4) Quarterly adviser comments focus on
adviser's specific market expertise.

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth Portfolio
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--94.5%
              Common Stocks
              Banks--3.8%
 103,000      Bank One Corp.................  $  3,772,375
  66,000      Golden West Financial Corp....     4,455,000
 303,000      MBNA Corp.....................    11,192,062
                                              ------------
                                                19,419,437
                                              ------------

              Computers - Software--11.4%
  44,700      Adobe Systems, Inc............     2,600,981
  95,300      BEA Systems Inc...............     6,414,881
 191,000      Broadvision, Inc.*............     2,256,188
  50,000      Check Point Software Tech          6,678,125
                Ltd.........................
 110,000      Digex Inc.....................     2,475,000
 324,000      EMC Corp.*....................    21,546,000
 190,000      Exodus Communications,             3,800,000
                Inc.*.......................
 155,000      Foundry Networks Inc..........     2,325,000
  96,000      Microsoft Corp.*..............     4,164,000
  92,000      Siebel Systems Inc.*..........     6,221,500
                                              ------------
                                                58,481,675
                                              ------------

              Drugs & Healthcare--14.2%
  73,000      Affymetrix, Inc...............     5,433,937
 233,000      HCA-The HCA Healthcare            10,254,330
                Company.....................
  82,000      King Pharmaceuticals, Inc.....     4,238,375
  74,000      McKesson HBOC, Inc............     2,655,860
 158,000      Medtronic, Inc................     9,539,250
 125,200      Merck & Co., Inc..............    11,721,850
 320,900      Pfizer, Inc...................    14,761,400
 140,000      Pharmacia Corp................     8,540,000
  77,000      Teva Pharmaceutical Industries     5,640,250
                Ltd. (ADR)..................
                                              ------------
                                                72,785,252
                                              ------------

              Electronic Components--5.1%
 479,600      Applied Materials, Inc.*......    18,314,725
 680,000      Atmel Corp.*..................     7,905,000
                                              ------------
                                                26,219,725
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Electronics--15.0%
 356,600      CIENA Corp.*.................  $ 28,973,750
1,165,500     Cisco Systems, Inc.*.........    44,580,375
 128,000      Palm, Inc....................     3,624,000
                                             ------------
                                               77,178,125
                                             ------------

              Financial Services--10.0%
 329,299      Citigroup Inc................    16,814,830
  65,000      Countrywide Credit                3,266,250
                Industries, Inc............
 102,000      Federal National Mortgage         8,848,500
                Association................
 150,000      Morgan Stanley Dean Witter &     11,887,500
                Co.........................
  87,000      USA Education Inc............     5,916,000
  81,000      Wells Fargo Co...............     4,510,688
                                             ------------
                                               51,243,768
                                             ------------

              Food & Beverages--5.0%
 124,000      Anheuser Busch Companies,         5,642,000
                Inc........................
 190,000      PepsiCo, Inc.................     9,416,875
 352,200      SYSCO Corp...................    10,566,000
                                             ------------
                                               25,624,875
                                             ------------

              Instruments - Scientific--2.5%
  54,500      Applera Corp. - Applied           5,126,406
                Biosystems Group...........
  93,000      Waters Corp..................     7,765,500
                                             ------------
                                               12,891,906
                                             ------------

              Insurance--2.4%
 122,343      American International Group,    12,058,432
                Inc........................
                                             ------------

              Internet--0.5%
  74,000      America Online, Inc..........     2,575,200
                                             ------------

              Oil & Gas--2.2%
  60,000      Coastal Corp.................     5,298,750
  71,000      Enron Corp...................     5,901,875
                                             ------------
                                               11,200,625
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Oil Field / Equipment & Services--2.1%
  74,000      BJ Services Co................  $  5,096,750
  69,000      Schlumberger, Ltd.............     5,515,688
                                              ------------
                                                10,612,438
                                              ------------

              Pollution Control--1.1%
 195,000      Waste Management, Inc.........     5,411,250
                                              ------------

              Retail--1.8%
  81,000      Kohl's Corp.*.................     4,941,000
  82,000      Wal-Mart Stores, Inc..........     4,356,250
                                              ------------
                                                 9,297,250
                                              ------------

              Semiconductors & Equipment--13.9%
 416,000      Intel Corp....................    12,506,000
 424,000      Linear Technology Corp........    19,610,000
 400,000      Maxim Integrated Products,        19,125,000
                Inc. *......................
 440,000      Xilinx Inc. *.................    20,295,000
                                              ------------
                                                71,536,000
                                              ------------

              Telecommunication--1.1%
  53,000      Comverse Technology, Inc.*....     5,757,125
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Utilities--2.4%
  93,000      AES Corp.*...................  $  5,149,875
 156,000      Calpine Corp.................     7,029,750
                                             ------------
                                               12,179,625
                                             ------------
              Total long-term investments     484,472,708
                (cost $255,433,801)........
                                             ------------

              SHORT-TERM INVESTMENTS--5.7%
Principal
 Amount
 (000)
--------
$17,180..     State Street Bank & Trust
              Co.,
                5.25%, dated 12/29/00, due
                01/02/01 in the amount of
                $17,190,022, (cost
                $17,180,000,
                collateralized by
                $14,610,000 U.S. Treasury,
                6.875%, value of collateral
                including accrued interest
                is $17,526,537)............    17,180,000
11,921..      State Street Bank & Trust
              Co.,
                5.25%, dated 12/29/00, due
                01/02/01 in the amount of
                $11,927,954, (cost
                $11,921,000,
                collateralized by
                $10,075,000 U.S. Treasury,
                11.125%, value of collater-
                al including accrued
                interest is $12,164,850)...    11,921,000
                                             ------------
              Total short-term investments
                (cost $29,101,000).........    29,101,000
                                             ------------
              Total Investments--100.2%
              (cost $284,534,801; Note        513,573,708
                4).........................
              Liabilities in excess of
                other
                assets--(0.2%).............      (795,209)
                                             ------------
              Net Assets--100%.............  $512,778,499
                                             ------------
                                             ------------

---------------
* Non-income producing.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value Portfolio
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--97.9%

              Common Stocks--97.7%
              Aerospace--3.5%
   9,200      B.F. Goodrich Co..............  $    334,650
  16,100      Boeing Co.....................     1,062,600
  14,500      Honeywell International,             686,031
                Inc.........................
 104,200      Lockheed Martin Corp..........     3,537,590
  12,400      Northrop Grumman Corp.........     1,029,200
   8,700      Raytheon Co. (Class A)........       252,300
  13,000      Raytheon Co. (Class B)........       403,813
  38,900      TRW, Inc......................     1,507,375
   6,900      United Technologies Corp......       542,513
                                              ------------
                                                 9,356,072
                                              ------------

              Airlines--0.3%
     300      AMR Corp.*....................        11,756
   2,300      Northwest Airlines Corp.......        69,288
  19,600      Southwest Airlines Co.........       657,188
                                              ------------
                                                   738,232
                                              ------------

              Aluminum--1.7%
 139,276      Alcoa, Inc....................     4,665,746
                                              ------------

              Apparel & Textiles--0.6%
  13,300      Jones Apparel Group, Inc.*....       428,094
   4,900      Nike, Inc. (Class B)..........       273,481
  53,900      Russell Corp..................       832,081
                                              ------------
                                                 1,533,656
                                              ------------
              Auto Parts--1.1%
  25,350      ArvinMeritor, Inc.............       288,356
  85,900      Dana Corp.....................     1,315,344
  92,362      Delphi Automotive Systems          1,039,073
                Corp........................
  17,800      Tenneco Automotive, Inc.......        53,400
  12,881      Visteon Corp..................       148,131
                                              ------------
                                                 2,844,304
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Automobiles--2.8%
 161,119      Ford Motor Co................  $  3,776,227
  66,639      General Motors Corp..........     3,394,424
   6,420      General Motors Corp. (Class H       147,660
                Stock).....................
   2,300      Harley-Davidson, Inc.........        91,425
                                             ------------
                                                7,409,736
                                             ------------

              Banks--7.0%
  13,800      AmSouth Bancorporation.......       210,450
  36,200      Bank of America Corp.........     1,660,675
   6,600      Bank of New York Company,           364,238
                Inc........................
 110,060      Bank One Corp................     4,030,947
  13,300      BankNorth Group, Inc.........       265,169
   1,100      Compass Bancshares, Inc......        26,263
   7,900      Dime Bancorp, Inc............       233,544
  87,400      First Union Corp.............     2,430,812
   1,300      Fleet Boston Financial               48,831
                Corp.......................
  16,200      GreenPoint Financial Corp....       663,187
  14,200      Hibernia Corp................       181,050
  72,400      KeyCorp......................     2,027,200
   1,600      Marshall & Ilsley Corp.......        81,328
   8,400      Mellon Financial Corp........       413,175
  21,200      National Commerce Bancorp....       524,700
   1,400      Northern Trust Corp..........       114,188
  13,000      PNC Bank Corp................       949,812
   4,400      Regions Financial Corp.......       120,175
  11,200      SouthTrust Corp..............       455,700
  20,000      Summit Bancorp...............       763,750
   5,100      Suntrust Banks, Inc..........       321,300
  57,100      U.S. Bancorp.................     1,666,606
  31,300      UnionBanCal Corp.............       753,156
   9,400      Wells Fargo & Co.............       523,463
                                             ------------
                                               18,829,719
                                             ------------

              Building & Construction--0.2%
  23,200      Harsco Corp..................       572,750
                                             ------------

              Building Products--1.3%
 169,400      CNH Global N.V...............     1,461,075
  68,000      Georgia-Pacific Corp.........     2,035,750
                                             ------------
                                                3,496,825
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Business Services--0.4%
   4,600      Automatic Data Processing,      $    291,238
                Inc.........................
  26,600      Cendant Corp.*................       256,025
     500      First Data Corp...............        26,344
   4,200      Pitney Bowes, Inc.............       139,125
  66,900      Xerox Corp....................       309,412
                                              ------------
                                                 1,022,144
                                              ------------
              Chemicals--3.1%
  14,800      Air Products & Chemicals,            606,800
                Inc.........................
 123,100      Dow Chemical Co...............     4,508,537
   6,300      Du Pont (E.I.) De Nemours &          304,369
                Co..........................
  17,800      Eastman Chemical Co...........       867,750
  14,500      PPG Industries, Inc...........       671,531
   9,800      Praxair, Inc..................       434,875
  11,100      Rohm & Haas Co................       403,069
   9,700      Union Carbide Corp............       521,981
                                              ------------
                                                 8,318,912
                                              ------------
              Computers & Business Equipment--0.7%
  41,100      Compaq Computer Corp..........       618,555
   1,500      Dell Computer Corp.*..........        26,156
   9,200      Hewlett-Packard Co............       290,375
   4,400      International Business               374,000
                Machines Corp...............
   4,700      NCR Corp.*....................       230,888
     200      Redback Networks, Inc.*.......         8,200
  10,800      Sun Microsystems, Inc.........       301,050
                                              ------------
                                                 1,849,224
                                              ------------

              Conglomerate--0.9%
  25,900      General Electric Co...........     1,241,581
  11,900      ITT Industries, Inc...........       461,125
     200      Minnesota Mining &                    24,100
                Manufacturing Co............
  12,200      Tyco International, Ltd.......       677,100
                                              ------------
                                                 2,403,906
                                              ------------

              Consumer Products--2.9%
   5,700      Clorox Co.....................       202,350
  85,700      Eastman Kodak Co..............     3,374,437
   4,500      Estee Lauder Cos., Inc........       197,156
  11,000      Gillette Co...................       397,375

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  43,400      Fortune Brands, Inc..........  $  1,302,000
  30,800      Procter & Gamble Co..........     2,415,875
                                             ------------
                                                7,889,193
                                             ------------

              Containers--0.6%
 120,000      Pactiv Corp.*................     1,485,000
   9,500      Smurfit-Stone Container
                Corp.*.....................       141,906
                                             ------------
                                                1,626,906
                                             ------------

              Domestic Oil--1.1%
     700      Amerada Hess Corp............        51,144
   3,200      Anadarko Petroleum Corp......       227,456
   1,000      Apache Corp..................        70,063
   7,000      Conoco, Inc. (Class B).......       202,562
   2,200      Devon Energy Corp............       134,134
   7,700      Sunoco, Inc..................       259,394
     400      Unocal Corp..................        15,475
  69,000      USX - Marathon Group.........     1,914,750
                                             ------------
                                                2,874,978
                                             ------------

              Drugs & Healthcare--5.2%
  21,100      Abbott Laboratories..........     1,022,031
   3,200      ALZA Corp.*..................       136,000
  12,000      American Home Products              762,600
                Corp.......................
  11,900      Baxter International, Inc....     1,050,919
   7,700      Becton, Dickinson & Co.......       266,612
  14,400      Bristol-Myers Squibb Co......     1,064,700
   8,700      C.R. Bard, Inc...............       405,094
   1,600      Cardinal Health, Inc.........       159,400
   7,300      CIGNA Corp...................       965,790
     700      Eli Lilly & Co...............        65,144
     300      Forest Laboratories, Inc.....        39,862
     400      Genentech, Inc.*.............        32,600
  13,400      HCA-The Healthcare Corp......       589,734
   1,700      Human Genome Sciences,              117,831
                Inc........................
  24,300      Johnson & Johnson............     2,553,019
  27,200      Merck & Co., Inc.............     2,546,600
  11,800      Pharmacia Corporation........       719,800
   6,200      Schering-Plough Corp.........       351,850
   4,000      St. Jude Medical, Inc.*......       245,750
  18,900      Tenet Healthcare Corp.*......       839,869
     200      Wellpoint Health Networks,           23,050
                Inc........................
                                             ------------
                                               13,958,255
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       13

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Electric Utilities--8.4%
   5,700      Ameren Corp...................  $    263,981
  29,520      American Electric Power Co.,       1,372,680
                Inc.........................
   7,100      Cinergy Corp..................       249,388
  42,700      CMS Energy Corp...............     1,353,056
   8,600      Consolidated Edison, Inc......       331,100
  66,900      DTE Energy Co.................     2,604,919
   7,100      Dynegy, Inc. (Class A)........       398,044
 127,300      Edison International..........     1,989,062
  51,700      Entergy Corp..................     2,187,556
  30,500      Exelon Corp...................     2,141,405
   5,000      FPL Group, Inc................       358,750
  27,400      General Public Utilities           1,008,663
                Corp........................
   7,900      NiSource, Inc.................       242,925
  21,800      PG&E Corp.....................       436,000
  15,200      Pinnacle West Capital Corp....       723,900
  33,335      PPL Corp......................     1,506,325
  13,100      Progress Energy, Inc..........       644,356
  27,100      Public Service Enterprise          1,317,737
                Group, Inc..................
   2,400      Reliant Energy, Inc...........       103,950
  40,101      SCANA Corp....................     1,185,486
  37,632      TXU Corp......................     1,667,568
  23,500      Wisconsin Energy Corp.........       530,219
   1,100      Xcel Energy, Inc.*............        31,969
                                              ------------
                                                22,649,039
                                              ------------
              Electrical Equipment--0.7%
  14,900      Cooper Industries, Inc........       684,469
   6,100      Emerson Electric Co...........       480,756
   8,100      Johnson Controls, Inc.........       421,200
  12,200      W.W. Grainger, Inc............       445,300
                                              ------------
                                                 2,031,725
                                              ------------

              Electronics--0.5%
     200      Agilent Technologies, Inc.....        10,950
   9,300      Cisco Systems, Inc.*..........       355,725
   7,700      Quantum Corp..................       102,506
  20,800      Rockwell International               990,600
                Corp........................
   1,000      Solectron Corp.*..............        33,900
                                              ------------
                                                 1,493,681
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Entertainment--0.1%
  10,400      Walt Disney Co. (The)........  $    300,950
                                             ------------

              Financial Services--10.2%
  24,900      American Express Co..........     1,367,944
   8,500      Capital One Financial........       559,406
  17,400      CIT Group, (The)*............       350,175
 129,600      Citigroup, Inc...............     6,617,709
   7,100      Countrywide Credit                  356,775
                Industries, Inc............
  12,200      E*Trade Group, Inc...........        89,975
   5,800      Edwards (A.G.), Inc..........       275,138
  13,600      Federal Home Loan Mortgage          936,700
                Corp.......................
  42,690      Federal National Mortgage         3,703,357
                Association................
   2,100      Franklin Resources, Inc......        80,010
   8,800      Goldman Sachs Group, Inc.....       941,050
  52,665      Household International,          2,896,575
                Inc........................
   1,400      Legg Mason, Inc..............        76,300
   5,300      Lehman Brothers Holdings,           358,413
                Inc........................
  11,500      MBIA, Inc....................       852,437
  14,000      MBNA Corp....................       517,125
  23,200      Merrill Lynch & Co., Inc.....     1,581,950
  11,300      Morgan Stanley Dean Witter &        895,525
                Co.........................
  10,800      Providian Financial Corp.....       621,000
   2,500      Stilwell Financial, Inc.*....        98,594
  10,300      TD Waterhouse Group, Inc.....       136,475
  76,300      Washington Mutual, Inc.......     4,048,669
                                             ------------
                                               27,361,302
                                             ------------

              Food & Beverages--2.0%
  33,800      Anheuser Busch Companies,         1,537,900
                Inc........................
   4,700      Campbell Soup Co.............       162,737
   4,400      Coca-Cola Co.................       268,125
   9,900      General Mills, Inc...........       441,169
  14,100      H.J. Heinz Co................       668,869
     700      Hershey Foods Corp...........        45,062
  11,200      Kellogg Co...................       294,000
  18,400      PepsiCo, Inc.................       911,950
   7,000      Quaker Oats Co...............       681,625
     300      Ralston Purina Co............         7,838
   4,800      Unilever N.V.................       302,100
                                             ------------
                                                5,321,375
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Forest Products--1.9%
  59,900      Georgia-Pacific Corp..........  $  1,864,388
  10,100      Kimberly-Clark Corp...........       713,969
  48,600      Weyerhaeuser Co...............     2,466,450
                                              ------------
                                                 5,044,807
                                              ------------
              Gas & Pipeline Utilities--0.3%
   2,700      El Paso Energy Corp...........       193,388
   1,600      Enron Corp.,..................       133,000
   9,200      Williams Companies, Inc.             367,425
                (The).......................
                                              ------------
                                                   693,813
                                              ------------

              Home Furnishings & Household
                Appliances--0.3%
  15,200      Whirlpool Corp................       724,850
                                              ------------
              Hotels & Restaurants--0.7%
   5,900      Carnival Corp.................       181,794
  16,100      Hilton Hotels Corp............       169,050
  11,000      Marriott International,              464,750
                Inc.........................
  23,500      McDonald's Corp...............       799,000
  12,100      Tricon Global Restaurants,           399,300
                Inc.*.......................
                                              ------------
                                                 2,013,894
                                              ------------

              Industrial Machinery--0.8%
   7,900      Caterpillar, Inc..............       373,769
   5,300      Deere & Co....................       242,806
   2,800      Dover Corp....................       113,575
   6,800      Eaton Corp....................       511,275
   9,300      Ingersoll-Rand Co.............       389,437
  11,400      Parker-Hannifin Corp..........       503,025
                                              ------------
                                                 2,133,887
                                              ------------

              Insurance--9.6%
  65,400      Aetna, Inc....................     2,685,487
   9,600      AFLAC, Inc....................       693,000
 119,500      Allstate Corp.................     5,205,719
   5,900      Ambac Financial Group. Inc....       344,044
  35,958      American General Corp.........     2,930,577
  35,000      American International Group,      3,449,687
                Inc.........................
   8,600      Aon Corp......................       294,550
   2,300      Cincinnati Financial Corp.....        90,994
   9,000      Hartford Financial Services          635,625
                Group.......................
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  10,700      John Hancock Financial         $    402,588
                Services, Inc..............
  43,500      Lincoln National Corp........     2,058,094
     500      Marsh & McLennan Companies,          58,500
                Inc........................
  62,070      Metlife, Inc.................     2,172,450
  74,700      SAFECO Corp..................     2,455,762
  33,900      St. Paul Companies, Inc......     1,841,194
  10,300      Torchmark Corp...............       395,906
                                             ------------
                                               25,714,177
                                             ------------

              International Oil--5.0%
  27,000      Chevron Corp.................     2,279,812
  78,100      Exxon Mobil Corp.............     6,789,819
 107,000      Occidental Petroleum Corp....     2,594,750
  13,400      Royal Dutch Petroleum Co.....       811,537
  15,400      Texaco, Inc..................       956,725
                                             ------------
                                               13,432,643
                                             ------------

              Manufacturing--0.1%
   3,600      Illinois Tool Works, Inc.....       214,425
                                             ------------

              Media--1.3%
   7,000      Clear Channel Communications,       339,062
                Inc.*......................
  27,900      Comcast Corp.................     1,164,825
  10,300      Fox Entertainment Group,            184,113
                Inc........................
   7,100      Gemstar-TV Guide                    327,488
                International, Inc.........
  12,200      Time Warner, Inc.............       637,328
  15,700      Viacom, Inc.*................       733,975
                                             ------------
                                                3,386,791
                                             ------------

              Mining--0.3%
  15,700      Phelps Dodge Corp............       876,256
                                             ------------

              Oil Field / Equipment & Services--1.0%
   7,900      Baker Hughes, Inc............       328,344
   2,900      Cooper Cameron Corp.*........       191,581
     400      Diamond Offshore Drilling,           16,000
                Inc........................
  15,100      Global Marine, Inc.*.........       428,463
  53,700      Ultramar Diamond Shamrock         1,657,987
                Corp.......................
                                             ------------
                                                2,622,375
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Paper--1.3%
  81,214      International Paper Co........  $  3,314,546
   4,200      Temple-Inland, Inc............       225,225
                                              ------------
                                                 3,539,771
                                              ------------
              Pollution Control--0.8%
  76,300      Waste Management, Inc.........     2,117,325
                                              ------------
              Publishing--0.4%
  11,800      Gannett Co., Inc..............       744,137
   3,000      Knight-Ridder, Inc............       170,625
   3,800      New York Times Co.............       152,238
                                              ------------
                                                 1,067,000
                                              ------------

              Railroads & Equipment--1.1%
  12,900      Burlington Northern, Inc......       365,231
   3,400      C H Robinson Worldwide,              106,888
                Inc.........................
  16,700      CSX Corp......................       433,156
 101,500      Norfolk Southern Corp.........     1,351,219
  12,800      Union Pacific Corp............       649,600
                                              ------------
                                                 2,906,094
                                              ------------

              Real Estate Investment Trust--0.5%
  11,500      Equity Office Properties             375,188
                Trust.......................
   3,100      Equity Residential Properties        171,469
                Trust.......................
   2,500      Kimco Realty Corp.............       110,469
   3,900      Prologis Trust................        86,775
  10,000      Public Storage, Inc...........       243,125
  11,100      Vornado Realty Trust..........       425,268
                                              ------------
                                                 1,412,294
                                              ------------

              Retailing--3.8%
   8,200      Abercrombie & Fitch Co.*......       164,000
   1,700      Albertson's, Inc..............        45,050
     700      CVS Corp......................        41,956
   1,100      eBay Inc.*....................        36,300
  12,700      Federated Department Stores,         444,500
                Inc.*.......................
   1,300      Home Depot, Inc...............        59,394
  16,200      Kroger Co.*...................       438,412
   5,500      Lowe's Companies, Inc.........       244,750
 131,200      May Department Stores Co......     4,296,800
  54,200      Penny (J.C.) Co., Inc.........       589,425
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

   6,200      Safeway, Inc.*...............  $    387,500
  52,900      Sears, Roebuck & Co..........     1,838,275
  25,500      Target Corp..................       822,375
  15,100      The Limited, Inc.............       257,644
  19,400      TJX Companies, Inc...........       538,350
                                             ------------
                                               10,204,731
                                             ------------

              Semiconductors & Equipment
   1,800      Lattice Semiconductor                33,075
                Corp.*.....................
                                             ------------

              Software--1.0%
   4,100      Akamai Technologies, Inc.*...        86,356
   1,700      BEA Systems, Inc.*...........       114,431
  96,600      Computer Associates               1,883,700
                International, Inc.........
   5,700      Oracle Corp.*................       165,657
   2,000      Parametric Technology                26,875
                Corp.*.....................
   3,900      VERITAS Software Corp.*......       341,239
                                             ------------
                                                2,618,258
                                             ------------

              Steel
   7,600      Allegheny Technologies,             120,650
                Inc........................
                                             ------------

              Telecommunication--8.6%
  36,700      ALLTEL Corp..................     2,291,456
 240,300      AT&T Corp....................     3,890,569
  34,000      BellSouth Corp.*.............     1,391,875
   1,100      Broadwing, Inc.*.............        25,094
   4,000      Corning, Inc.................       211,250
  10,400      Global Crossing, Ltd.*.......       148,850
   7,000      JDS Uniphase Corp.*..........       291,812
   8,900      Level 3 Communications,             292,031
                Inc.*......................
  14,100      Nextel Communications,              348,975
                Inc.*......................
  22,600      Qwest Communications                926,600
                International, Inc.*.......
 109,692      SBC Communications, Inc......     5,237,793
  16,300      Sprint Corp. (PCS Group).....       333,131
  79,020      Sprint Corp. (FON Group).....     1,605,094
 116,560      Verizon Communications.......     5,842,570
     100      Williams Communications               1,175
                Group, Inc.*...............
  30,000      Worldcom, Inc.*..............       421,875
                                             ------------
                                               23,260,150
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Tobacco--3.4%
 209,400      Philip Morris Companies,        $  9,213,600
                Inc.........................
                                              ------------

              Toys & Amusements
   4,100      Hasbro, Inc...................        43,563
   7,100      Mattel, Inc...................       102,524
                                              ------------
                                                   146,087
                                              ------------

              Trucking & Freight Forwarding--0.2%
   5,800      FedEx Corp....................       231,768
  19,000      Ryder System, Inc.............       315,875
                                              ------------
                                                   547,643
                                              ------------
              Total common stocks
                (cost $237,424,011).........   262,593,226
                                              ------------

              Common Stock Unit--0.2%
  13,900      Starwood Hotel & Resorts(a)          489,975
                (cost $397,326).............
                                              ------------

              SHORT-TERM INVESTMENTS--1.3%
3,602,144     Seven Seas Series Government
                Fund
              Total short-term investments
                (cost $3,602,144)...........     3,602,144
                                              ------------
              Total Investments--99.2%
              (cost $241,423,481)...........   266,685,345
              Other assets in excess of
                liabilities--0.8%...........     2,117,020
                                              ------------
              Net Assets--100%..............  $268,802,365
                                              ------------
                                              ------------

---------------
 * Non-income producing.
(a) Consists of more than one class of securities traded together as a unit.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth Portfolio
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--99.0%

                Common Stocks--99.0%

                Airlines--1.4%
    42,900      Frontier Airlines, Inc.*.....  $  1,327,219
    40,900      SkyWest, Inc.................     1,175,875
                                               ------------
                                                  2,503,094
                                               ------------

                Apparel & Textiles--1.4%
    43,500      Genesco, Inc.*...............     1,063,031
    56,100      Reebok International Ltd.*...     1,533,774
                                               ------------
                                                  2,596,805
                                               ------------

                Business Services--5.7%
    49,020      ACNielsen Corp.*.............     1,776,975
    29,090      Acxiom Corp.*................     1,132,692
    62,510      Answerthink, Inc.*...........       226,599
    27,500      Career Education Corp........     1,075,937
    36,780      ChoicePoint, Inc.*...........     2,411,389
    17,550      Critical Path, Inc.*.........       539,663
    40,385      CSG Systems International,        1,895,571
                  Inc.*......................
    32,400      Digital Island, Inc.*........       131,625
   177,505      Pegasus Solutions, Inc.*.....     1,231,441
                                               ------------
                                                 10,421,892
                                               ------------

                Commercial Services--2.5%
    35,500      F.Y.I. Inc.*.................     1,309,062
    28,880      Iron Mountain Inc.*..........     1,072,170
   117,190      On Command Corp.*............     1,025,413
    39,660      Vicor Corp.*.................     1,204,672
                                               ------------
                                                  4,611,317
                                               ------------

                Distribution/Wholesale--0.3%
    82,300      Daisytek International              565,812
                  Corp.*.....................
                                               ------------

                Drugs & Healthcare--22.2%
    21,920      Abgenix, Inc.................     1,294,650
    14,900      Accredo Health, Inc.*........       747,794
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  31,350      Aclara Biosciences Inc.*.....  $    340,931
  43,000      Albany Molecular Research,        2,649,875
                Inc.*......................
  89,700      Apria Healthcare Group,           2,668,575
                Inc.*......................
  41,175      Corixa Corp.*................     1,147,753
  48,000      Coventry Corp.*..............     1,281,000
 129,300      DaVita, Inc.*................     2,214,262
  24,450      Enzon, Inc.*.................     1,517,428
  43,625      Exelixis, Inc.*..............       638,016
  26,515      Genzyme Transgenics Corp.*...       379,496
 141,500      Humana, Inc.*................     2,157,875
  32,900      IMPATH, Inc.*................     2,187,850
   9,600      Invitrogen Corp.*............       829,200
  52,770      Lexicon Genetics, Inc.*......       877,301
  73,000      LifePoint Hospitals Inc.*....     3,659,125
  18,980      Myriad Genetics, Inc.*.......     1,570,595
  88,500      Oxford Health Plans, Inc.*...     3,495,750
  40,700      Pharmaceutical Product            2,022,281
                Development, Inc.*.........
  11,700      RehabCare Group, Inc.*.......       601,088
  55,750      Rosetta Inpharmatics,               892,000
                Inc.*......................
 120,500      SICOR, Inc...................     1,739,719
  91,600      Sunrise Assisted Living,          2,290,000
                Inc.*......................
  29,000      Varian Medical Systems,           1,970,187
                Inc.*......................
  20,165      Vertex Pharmaceuticals,           1,441,798
                Inc.*......................
                                             ------------
                                               40,614,549
                                             ------------

              Educational Services--1.9%
  62,300      Education Management              2,227,225
                Corp.*.....................
  82,665      Sylvan Learning Systems,          1,224,475
                Inc.*......................
                                             ------------
                                                3,451,700
                                             ------------

              Electronics--4.6%
  53,900      Artesyn Technologies,               855,662
                Inc.*......................
  33,850      Cyberoptics Corp.............       573,334
  62,625      Electronics for Imaging,            872,836
                Inc.*......................
  39,570      Mettler-Toledo International,     2,151,619
                Inc.*......................
  15,265      Powerwave Technologies              893,003
                Inc........................
  78,600      Silicon Valley Group,             2,259,750
                Inc.*......................
  18,910      Technitrol, Inc..............       777,674
                                             ------------
                                                8,383,878
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Financial Services--8.5%
    15,400      Affiliated Managers Group,     $    845,075
                  Inc.*......................
   171,545      AmeriCredit Corp.*...........     4,674,601
    38,600      Brown & Brown, Inc...........     1,351,000
    30,600      East West Bancorp, Inc.......       763,087
    45,200      Greater Bay Bancorp..........     1,853,200
    29,900      Metris Companies, Inc........       786,744
    22,890      T. Rowe Price Associates,           967,460
                  Inc........................
    56,100      Texas Regional Bancshares,        1,823,250
                  Inc........................
    66,550      Waddell & Reed Financial,         2,503,944
                  Inc........................
                                               ------------
                                                 15,568,361
                                               ------------

                Hotels & Restaurants--1.6%
    32,100      CBRL Group, Inc..............       583,819
    60,150      Cheesecake Factory (The).....     2,308,256
                                               ------------
                                                  2,892,075
                                               ------------
                Household Appliances & Home
                  Furnishings--0.3%
    60,650      Falcon Products, Inc.........       481,409
                                               ------------

                Household Products--0.8%
    40,930      Scotts Company (The)*........     1,511,852
                                               ------------

                Industrial Machinery--3.1%
    39,600      Apw Limited..................     1,336,500
    87,900      Shaw Group, Inc.*............     4,395,000
                                               ------------
                                                  5,731,500
                                               ------------

                Insurance--2.6%
    36,900      Everest Re Group, Ltd........     2,642,962
    27,700      Mony Group, Inc. (The).......     1,369,419
    49,375      Mutual Risk Management,             749,883
                  Ltd........................
                                               ------------
                                                  4,762,264
                                               ------------

                Internet--3.6%
    80,908      Avocent Corp.*...............     2,184,516
   130,845      Hollywood Media Corp.*.......       507,024
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  96,600      Kana Communications, Inc.*...  $  1,110,900
 123,775      net.Genesis Corp.*...........       402,269
  68,595      Packeteer, Inc.*.............       848,863
  17,050      Safe Net, Inc.*..............       801,350
  20,550      SERENA Software, Inc.*.......       703,517
                                             ------------
                                                6,558,439
                                             ------------

              Leisure Time--1.4%
 108,775      American Classic Voyages          1,522,850
                Co.*.......................
  83,500      Aztar Corp.*.................     1,080,281
                                             ------------
                                                2,603,131
                                             ------------

              Medical & Dental Supplies--2.2%
  24,925      Novoste Corp.*...............       685,438
 128,600      Oakley, Inc.*................     1,736,100
  78,065      STAAR Surgical Co.*..........       980,692
  35,565      Ventana Medical Systems,            657,953
                Inc.*......................
                                             ------------
                                                4,060,184
                                             ------------

              Oil & Gas Exploration/Production--4.3%
  11,200      Barrett Resources Corp.*.....       636,300
   9,300      Cabot Oil & Gas Corp.........       290,044
  27,700      Louis Dreyfus Natural Gas         1,269,006
                Corp.*.....................
  87,340      Newfield Exploration Co.*....     4,143,191
  39,600      Patterson Energy, Inc.*......     1,475,100
                                             ------------
                                                7,813,641
                                             ------------

              Oil Field / Equipment & Services--6.5%
  70,195      C Cube Microsystems Inc......       864,276
  30,000      CARBO Ceramics, Inc..........     1,123,125
  15,010      Devon Energy Corp............       915,160
  10,800      Hydril Company...............       189,675
  53,700      LCC International Inc........       583,988
  42,485      Stratos Lightwave Inc........       724,900
  26,550      Tekelec, Inc.................       796,500
  82,200      Valero Energy Corp...........     3,056,812
  82,500      Vintage Petroleum, Inc.......     1,773,750
  55,426      Wind River Systems Inc.......     1,891,412
                                             ------------
                                               11,919,598
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Publishing--2.6%
    72,050      Information Holdings,          $  1,688,672
                  Inc.*......................
    63,665      Penton Media Inc.............     1,710,997
   117,920      PRIMEDIA Inc.*...............     1,407,670
                                               ------------
                                                  4,807,339
                                               ------------
                Real Estate--5.4%
    71,700      Centex Corp..................     2,693,231
   144,800      Grubb & Ellis Co.*...........       868,800
    74,400      Lennar Corp..................     2,697,000
    61,600      Toll Brothers, Inc.*.........     2,517,900
    85,730      Trammell Crow Co.*...........     1,157,355
                                               ------------
                                                  9,934,286
                                               ------------

                Retail Trade--5.0%
    19,340      CDW Computer Centers,               539,102
                  Inc.*......................
    38,800      Concord Camera Corp.*........       640,200
    49,300      Direct Focus, Inc............     1,654,631
   114,800      Hot Topic, Inc...............     1,887,025
    40,375      PC Connection, Inc.*.........       418,891
    36,100      Stein Mart, Inc.*............       419,663
    55,400      Talbots, Inc. (The)..........     2,527,625
    23,700      Tech Data Corp. *............       641,011
    28,800      Tweeter Home Entertainment          351,000
                  Group, Inc.................
                                               ------------
                                                  9,079,148
                                               ------------

                Software--6.7%
    43,900      Advent Software, Inc.*.......     1,758,744
    70,000      Carreker Corp.*..............     2,432,500
    20,900      Cerner Corp.*................       966,625
   195,285      McAfee.com Corp.*............       976,425
   142,900      Mentor Graphics Corp.*.......     3,920,819
    78,090      Rainbow Technologies,             1,234,798
                  Inc.*......................
    64,935      Witness Systems, Inc.*.......       876,622
                                               ------------
                                                 12,166,533
                                               ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Telecommunication--1.3%
  49,620      Cabletron Systems, Inc.......  $    747,401
 104,130      Choice One Communications,          969,711
                Inc........................
  95,695      ITC Deltacom.................       515,856
  32,785      NEON Communications, Inc.*...       213,102
                                             ------------
                                                2,446,070
                                             ------------

              Transportation--1.4%
  15,700      Expeditors International of         842,894
                Washington, Inc............
  13,400      Forward Air Corp.*...........       499,988
  56,900      Swift Transportation Co.,         1,127,331
                Inc........................
                                             ------------
                                                2,470,213
                                             ------------

              Utilities--1.3%
  45,200      IDACORP, Inc.................     2,217,625
                                             ------------

              Waste Management--0.3%
  14,000      Stericycle, Inc.*............       533,750
              Total common stocks             180,706,464
                (cost $173,578,786)........
                                             ------------

              SHORT-TERM INVESTMENTS--2.0%
3,655,364     Seven Seas Money Market Fund,     3,655,364
                (cost $3,655,364)..........
                                             ------------
              Total Investments--101.0%
              (cost $177,234,150; Note        184,361,828
                4).........................
              Liabilities in excess of         (1,846,877)
                other
                assets--(1.0%).............
                                             ------------
              Net Assets--100%.............  $182,514,951
                                             ------------
                                             ------------

------------------
 * Non-income producing security.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               Small Capitalization Value Portfolio
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--95.5%
              Common Stocks--95.5%
              Aerospace--0.9%
  19,300      Martin Marietta Materials,      $    816,390
                Inc.*.......................
  42,500      Titan Corp....................       690,625
                                              ------------
                                                 1,507,015
                                              ------------
              Airlines--0.6%
  33,200      Alaska Air Group, Inc.........       987,700
                                              ------------

              Auto Parts--0.5%
  20,100      Gentex Corp.*.................       374,363
  15,100      Snap-On, Inc..................       420,912
                                              ------------
                                                   795,275
                                              ------------

              Auto Related--1.9%
  20,600      Borg-Warner Automotive,              824,000
                Inc.........................
  46,500      Modine Manufacturing Co.......       964,875
  78,013      Myers Industries, Inc.........     1,131,188
                                              ------------
                                                 2,920,063
                                              ------------

              Banks--8.3%
  32,070      Associated Banc Corp..........       974,126
  18,700      Centura Banks, Inc............       902,275
  23,600      Chittenden Corp...............       715,375
  12,700      Cullen/Frost Bankers, Inc.....       531,019
   6,100      First Financial Holdings,            124,440
                Inc.........................
  44,800      Firstmerit Corp...............     1,197,700
  49,379      HUBCO, Inc....................     1,033,873
  69,800      Independent Bank Corp.........       872,500
  50,600      New York Community Bancorp,        1,859,550
                Inc.........................
  31,750      People's Bank*................       821,531
   5,400      Richmond County Financial            141,075
                Corp........................
   8,200      Southwest Bancorporation of          352,088
                Texas,
                Inc.*.......................
  37,400      Staten Island Bancorp, Inc....       799,425
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  69,450      Susquehanna Bancshares,        $  1,145,925
                Inc........................
  11,200      Westamerica Bancorp..........       481,600
  11,600      Wilmington Trust Corp........       719,925
                                             ------------
                                               12,672,427
                                             ------------

              Building & Construction--1.8%
  31,600      Carlisle Co., Inc............     1,356,825
  14,100      Granite Construction, Inc....       408,019
  24,500      Hughes Supply, Inc...........       439,530
  13,800      Insituform Technologies,            550,275
                Inc.*......................
                                             ------------
                                                2,754,649
                                             ------------

              Business Services--7.4%
  39,800      ACNielsen Corp...............     1,442,750
  36,900      Acxiom Corp.*................     1,436,794
  38,400      Allied Capital Corp..........       801,600
  37,600      American Management Systems,        744,950
                Inc.*......................
   6,500      Choicepoint, Inc.............       426,156
 104,300      Gartner Group, Inc. Cl.A.....       719,670
  32,300      Heller Financial, Inc........       991,206
  42,500      ITT Educational Services,           935,000
                Inc........................
  24,600      Maximus, Inc.................       859,462
  35,200      Metro Information Services,         202,400
                Inc........................
  20,700      National Data Corp...........       758,138
  11,800      Pittston Brink's Group.......       234,525
  50,100      Profit Recovery Group               319,388
                International,
                Inc........................
  23,600      Radisys Corp.................       610,650
  24,800      Spherion Corp................       280,550
  20,800      United Stationers, Inc.*.....       499,200
                                             ------------
                                               11,262,439
                                             ------------

              Chemicals--4.4%
  31,100      Cambrex Corp.................     1,407,275
  20,250      Ferro Corp...................       465,750
  24,200      Fuller (H.B.) Co.............       954,766
  27,200      OM Group, Inc................     1,485,800
  70,400      Polyone Corp.................       413,600
  90,587      RPM, Inc.....................       775,651
  38,600      Tetra Tech, Inc..............     1,230,375
                                             ------------
                                                6,733,217
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Collateralized Mortgage Obligations--0.7%
  51,980      Varco International, Inc......  $  1,130,565
                                              ------------
              Communication--1.0%
  31,200      Allen Telecom, Inc.*..........       559,650
  19,600      Black Box Corp.*..............       946,925
                                              ------------
                                                 1,506,575
                                              ------------
              Computers & Business Equipment--3.4%
  14,600      Computer Network Technology...       420,663
 110,200      Maxtor Corp...................       616,431
  51,600      Mentor Graphics Corp..........     1,415,775
  32,250      Mercury Computer Systems,          1,497,609
                Inc.........................
  15,200      Micron Electronics, Inc.......        59,375
  55,100      MTS Systems Corp..............       399,475
  34,400      Transaction Systems                  397,750
                Architects, Inc.............
                                              ------------
                                                 4,807,078
                                              ------------

              Construction & Mining Equipment--0.2%
  32,600      JLG Industries, Inc...........       346,375
                                              ------------
              Diversified Industrials--2.0%
  36,700      Brady (W.H.) Co...............     1,240,919
  39,700      Teleflex, Inc.................     1,754,243
                                              ------------
                                                 2,995,162
                                              ------------

              Drugs & Healthcare--9.0%
  17,600      Apria Healthcare Group,              523,600
                Inc.*.......................
  34,100      Arrow International, Inc......     1,284,611
  52,500      DENTSPLY International,            2,054,062
                Inc.........................
  29,400      Inamed, Corp..................       600,862
  99,400      Invacare Corp.................     3,404,450
  35,400      Manor Care, Inc...............       730,125
  96,820      Meridian Diognostic...........       478,049
  11,300      Owens & Minor, Inc............       200,575
  36,500      Pharmaceutical Product             1,813,594
                Development,
                Inc.........................
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  31,300      Renal Care Group, Inc.*......  $    858,305
  46,000      STERIS Corp.*................       741,750
   6,200      Varian Med Systems, Inc.*....       421,212
  20,150      Vital Signs, Inc.............       647,319
                                             ------------
                                               13,758,514
                                             ------------

              Electric Utilities--1.0%
  25,100      Orion Power Holdings, Inc....       618,088
  43,420      Sierra Pacific Resources.....       697,434
                                             ------------
                                                1,315,522
                                             ------------

              Electrical Equipment--4.0%
  27,800      Anixter International,              601,175
                Inc.*......................
  21,100      Avista Corp..................       432,550
  16,900      Belden, Inc..................       428,838
  32,800      Federal Signal Corp..........       643,700
  34,500      Littelfuse, Inc..............       987,562
  58,500      Sensormatic Electronics           1,173,656
                Corp.*.....................
  18,100      Technitrol, Inc..............       744,363
  55,400      Woodhead Industries, Inc.....     1,087,225
                                             ------------
                                                6,099,069
                                             ------------

              Electronics--6.1%
  64,300      Ametek Aerospace Prods,           1,667,781
                Inc........................
  24,300      C&D Technologies.............     1,049,456
  38,800      Dallas Semiconductor Corp....       994,250
  17,500      Electro Scientific                  490,000
                Industries, Inc.*..........
  23,700      Harman International                865,050
                Industries, Inc............
  16,400      KEMET Corp.*.................       248,050
  17,850      Methode Eletronics, Inc......       409,434
  71,100      Pioneer Standard Electronics,       782,100
                Inc........................
  39,800      Rogers Corp.*................     1,634,288
  23,550      Varian, Inc..................       797,756
  33,000      Viasystems Group, Inc........       274,313
                                             ------------
                                                9,212,478
                                             ------------

              Engineering Services--0.5%
  42,300      Oceaneering International,          822,206
                Inc.*......................
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       22

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Foods--3.6%
  32,350      Lancaster Colony Corp.........  $    907,822
  57,000      Marcus Corp...................       790,875
  26,700      Performance Food Group Co.....     1,368,792
  61,900      United Natural Foods, Inc.....     1,090,988
  82,700      Whitman Corp..................     1,354,212
                                              ------------
                                                 5,512,689
                                              ------------

              Gas & Pipeline Utilities--2.2%
  23,600      Equitable Resources, Inc......     1,575,300
  27,400      National Fuel Gas Co..........     1,724,487
                                              ------------
                                                 3,299,787
                                              ------------

              Homebuilders--0.7%
   9,400      Kaufman & Broad Home Corp.....       316,663
  17,600      Toll Brothers, Inc.*..........       719,400
                                              ------------
                                                 1,036,063
                                              ------------
              Hotels & Restaurants--0.3%
  46,300      Prime Hospitality Corp.*......       538,238
                                              ------------
              Household Appliances &
                Home Furnishings--0.9%
  22,500      Chromcraft Revington, Inc.*...       225,000
   7,600      Ethan Allen Interiors, Inc....       254,600
  42,700      Furniture Brands                     899,368
                International, Inc.*........
                                              ------------
                                                 1,378,968
                                              ------------
              Industrial Machinery--2.0%
  11,225      Crane Co......................       319,211
  24,700      Graco, Inc....................     1,021,962
  26,350      Manitowoc Co., Inc............       764,150
  39,900      Stewart & Stevenson Services,        905,855
                Inc.........................
                                              ------------
                                                 3,011,178
                                              ------------
              Insurance--5.4%
  12,000      Amerus Group Company..........       388,500
  10,900      Arthur J. Gallagher & Co......       693,513
  50,000      Brown & Brown, Inc............     1,750,000
  18,800      Everest Reinsurance Group          1,346,550
                Ltd.........................
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  20,500      HCC Insurance Holdings,        $    552,219
                Inc........................
  57,900      Horace Mann Educators             1,237,612
                Corp.......................
  36,600      Protective Life Corp.........     1,180,350
  15,272      Radian Holdings Group,            1,146,354
                Inc........................
                                             ------------
                                                8,295,098
                                             ------------

              Manufacturing--2.9%
  29,600      Beckman Coulter, Inc.........     1,241,350
  45,550      Flowserve Corp...............       973,631
  69,200      Hasbro, Inc..................       735,250
  44,800      Roper Industries, Inc........     1,481,200
                                             ------------
                                                4,431,431
                                             ------------

              Miscellaneous--2.5%
  50,800      AptarGroup, Inc..............     1,492,250
  12,700      Bally Total Fitness Holding         430,213
                Corp.......................
  72,900      Blockbuster, Inc.............       610,537
  41,900      Wgl Holdings, Inc............     1,275,331
                                             ------------
                                                3,808,331
                                             ------------

              Office Equipment--0.2%
  11,800      HON Industries, Inc..........       300,900
                                             ------------

              Oil & Gas--2.7%
  17,900      Barrett Resources Corp.*.....     1,016,944
  33,400      Commscope, Inc...............       553,188
  27,300      Helmerich & Payne, Inc.......     1,197,787
  22,600      Louis Dreyfus Natural Gas         1,035,362
                Corp.*.....................
  34,500      Pennzoil Quaker State Co.....       444,188
                                             ------------
                                                4,247,469
                                             ------------

              Paper & Paper Products--1.3%
  62,000      Longview Fiber Co............       837,000
  44,000      Packaging Corp. America......       709,500
  46,200      Wausau Paper Co..............       467,775
                                             ------------
                                                2,014,275
                                             ------------

              Printing & Publishing--2.0%
  98,150      Banta Corp...................     2,494,973
  10,900      Pulitzer, Inc................       510,665
                                             ------------
                                                3,005,638
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       23

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Professional Services--1.2%
  18,900      CDI Corp.*....................  $    276,412
  14,600      Houghton Mifflin Co...........       677,075
  38,300      R.H. Donnelley Corp.*.........       931,169
                                              ------------
                                                 1,884,656
                                              ------------
              Publishing--0.6%
  27,400      Valassis Communications,             864,813
                Inc.*.......................
                                              ------------
              Real Estate Investment Trust--3.1%
  13,100      Alexandria Real Estate               487,156
                Investment Co...............
  38,900      Catellus Development Corp.*...       680,750
  20,200      Chateau Communities, Inc......       614,838
  12,900      Chelsea GCA Realty............       475,688
  29,800      FelCor Lodging Trust, Inc.....       713,337
  20,500      Kilroy Realty Corp.*..........       575,281
  25,600      Liberty Property Trust........       731,200
  15,300      Mack Cali Realty Corp.........       437,006
                                              ------------
                                                 4,715,256
                                              ------------
              Retail - Apparel--1.0%
  18,900      AnnTaylor Stores Corp.*.......       471,319
  30,700      Lands End, Inc................       771,184
  40,000      Tommy Hilfiger Corp.*.........       392,500
                                              ------------
                                                 1,635,003
                                              ------------
              Retail - Grocery--0.7%
  84,800      Ruddick Corp..................       969,900
  21,900      Wild Oats Mkts, Inc...........        93,075
                                              ------------
                                                 1,062,975
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Retail - Trade--1.4%
  59,300      Borders Group, Inc.*.........  $    693,069
  11,500      Pier 1 Imports, Inc..........       118,594
  14,700      Ross Stores, Inc.............       248,062
  66,200      Venator Group, Inc.*.........     1,026,100
                                             ------------
                                                2,085,825
                                             ------------

              Savings And Loan--0.8%
  42,700      Webster Financial Corp.......     1,208,944
                                             ------------

              Software--4.0%
   6,000      Affiliated Computer Services,       364,125
                Inc........................
  86,900      Answerthink Consulting              315,013
                Group......................
  19,700      Avocent Corp.................       531,900
  35,700      Dendrite International,             798,787
                Inc........................
  24,000      Diebold, Inc.................       801,000
  23,600      J.D. Edwards & Co.*..........       420,375
  76,000      Progress Software Corp.......     1,097,250
  66,200      Sensient Technologies             1,506,050
                Corp.......................
  45,600      Storage Technology Corp......       410,400
                                             ------------
                                                6,244,900
                                             ------------

              Telecommunication--0.9%
  54,400      Antec Corp...................       430,100
  66,000      Brightpoint, Inc.............       231,000
   2,900      True North Communications....       123,250
  19,900      West Teleservices Corp.......       559,688
                                             ------------
                                                1,344,038
                                             ------------

              Trucking & Freight Forwarding--1.4%
  28,900      CNF Transportation, Inc......       977,181
  71,300      Werner Enterprises, Inc......     1,212,100
                                             ------------
                                                2,189,281
                                             ------------
              Total common stocks             145,742,085
                (cost $116,443,221)........
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

 PRINCIPAL                                        US$
 AMOUNT                                          VALUE
 (000)                 DESCRIPTION              (NOTE 1)

              SHORT-TERM INVESTMENTS--4.7%

              U.S. Government Securities--2.6%
              United States Treasury Bills
$    305      5.00%, 2/22/01................  $    302,605
              United States Treasury Bills
     245      5.515%, 2/22/01...............       242,861
              United States Treasury Bills
     225      5.868%, 2/22/01...............       223,227
              United States Treasury Bills
   2,475      5.935%, 2/22/01...............     2,455,454
              United States Treasury Bills
     200      6.02%, 2/22/01................       198,424
              United States Treasury Bills
     270      6.12%, 2/22/01................       267,871
              United States Treasury Bills
     280      6.13%, 2/22/01................       277,792
                                              ------------
              Total U.S. government
                securities
                (cost $3,966,185)...........     3,968,234
                                              ------------
 Shares       Money Market Fund--2.1%
--------
3,188,592     Seven Seas Money Market Fund,      3,188,592
                (cost $3,188,592)...........
                                              ------------
              Total Short-term Investments
              (cost $7,154,777).............     7,156,826
                                              ------------
              Total Investments--100.2%
              (cost $123,597,998; Note 4)...   152,898,911
              Liabilities in excess of
                other assets--(0.2%)........      (227,315)
                                              ------------
              Net Assets--100%..............  $152,671,596
                                              ------------
                                              ------------

---------------
 * Non-income producing
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments
               December 31, 2000

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              LONG-TERM INVESTMENTS--100.2%

              Common Stocks

              Australia--1.2%
 267,722      Broken Hill Proprietary Co.,    $  2,823,441
                Ltd.........................
                                              ------------

              Denmark--0.8%
  45,300      Tele Danmark A/S..............     1,847,874
                                              ------------

              Finland--1.0%
  63,480      UPM Kymmene OYJ...............     2,178,662
                                              ------------

              France--13.3%
  31,550      Alcatel.......................     1,792,339
  56,991      Aventis SA....................     5,003,609
  23,960      Axa...........................     3,464,759
  29,060      Banque Nationale de Paris.....     2,551,366
  15,680      Cie de Saint Gobain...........     2,463,244
  46,600      Lagardere.....................     2,704,206
  20,300      Suez Lyonnaise des Eaux.......     3,707,500
  39,885      Total Fina ELF SA, Ser. B.....     5,932,398
  37,401      Vivendi.......................     2,461,879
                                              ------------
                                                30,081,300
                                              ------------
              Germany--7.2%
  15,499      Allianz AG....................     5,801,048
  86,500      Bayerische Vereinsbank AG.....     4,897,776
 105,500      Thyssen Krupp AG..............     1,634,564
  66,700      Veba AG.......................     4,058,507
                                              ------------
                                                16,391,895
                                              ------------

              Italy--3.6%
 101,450      Alleanza Assicurazioni........     1,616,588
 537,900      Eni SpA.......................     3,434,598
 192,100      San Paolo Imi SpA.............     3,106,176
                                              ------------
                                                 8,157,362
                                              ------------
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

                Japan--19.0%
    13,000      Acom Co., Ltd...............  $   958,625
    64,000      Canon, Inc..................    2,239,328
   180,000      Fujitsu, Ltd................    2,651,505
   293,000      Hitachi, Ltd................    2,609,115
   123,000      Kao Corp....................    3,572,078
       534      Mizuho Holdings, Inc.*......    3,307,138
   244,000      Nikko Securities Ltd.*......    1,888,908
       347      Nippon Telegraph & Telephone    2,498,084
                  Corp......................
   733,000      Nissan Motor Co., Ltd.*.....    4,218,982
       112      NTT Mobile Communication        1,930,021
                  Network, Inc..............
    27,000      Orix Corp...................    2,706,613
   565,000      Sakura Bank.................    3,410,165
   101,000      Sankyo Co., Ltd.............    2,420,749
    54,100      Sony Corp...................    3,738,541
   321,000      Sumitomo Trust & Banking        2,181,744
                  Co., Ltd..................
    29,600      TDK Corp....................    2,879,216
                                              -----------
                                               43,210,812
                                              -----------

                Netherlands--10.1%
   117,100      Akzo Nobel NV...............    6,289,533
   172,600      Getronics NV................    1,014,567
    67,500      Heineken NV.................    4,085,001
    83,700      ING Groep NV................    6,686,801
    58,719      Philips Electronics NV......    2,151,451
   100,300      Wolters Kluwer NV...........    2,735,036
                                              -----------
                                               22,962,389
                                              -----------

                Portugal--1.4%
   351,200      Portugal Telecom SA.........    3,212,025
                                              -----------

                Singapore--3.8%
   518,850      Overseas Chinese Banking        3,864,414
                  Corp., Ltd................
   640,328      United Overseas Bank,           4,806,157
                  Ltd.......................
                                              -----------
                                                8,670,571
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              Spain--2.8%
 217,400      Endesa SA.....................  $  3,705,114
 154,841      Telefonica SA.................     2,558,964
                                              ------------
                                                 6,264,078
                                              ------------
              Sweden--4.7%
 210,000      Electrolux AB, Ser. B.........     2,725,394
 313,800      Investor AB...................     4,687,552
 189,800      Svenska Handelsbanken AB, Ser.     3,247,452
                A...........................
                                              ------------
                                                10,660,398
                                              ------------

              Switzerland--4.7%
  21,885      ABB AG, Ser. A*...............     2,332,429
     352      Roche Holdings AG.............     3,585,366
       0D     Syngenta AG...................            19
   7,720      Zurich Financial Services          4,653,242
                AG..........................
                                              ------------
                                                10,571,056
                                              ------------

              United Kingdom--26.6%
 668,300      BP Amoco plc..................     5,396,269
 577,128      British Aerospace plc.........     3,296,582
 379,800      British Telecommunications         3,248,474
                plc.........................
 489,312      Cadbury Schweppes plc.........     3,387,625
 433,399      Diageo plc....................     4,860,462
 143,700      GKN plc.......................     1,519,164
 196,100      GlaxoSmithKline plc...........     5,542,021
 395,800      Great Universal Stores plc....     3,110,118
 262,800      Halifax Group plc.............     2,607,322
 298,805      HSBC Holdings plc.............     4,401,011
1,495,100     Invensys plc..................     3,498,751
 347,700      National Grid Co., plc........     3,163,688
 159,639      Prudential Corp. plc..........     2,570,888
 231,300      Reed International plc........     2,421,041
1,188,500     Tesco plc.....................     4,847,216
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

 1,139,000      Vodafone Group plc..........  $ 4,181,226
    45,483      Zeneca Group plc............    2,295,363
                                              -----------
                                               60,347,221
                                              -----------
                Total long-term investments   227,379,084
                  (cost $206,662,142).......
                                              -----------
Principal
  Amount
  (000)
----------
                SHORT-TERM INVESTMENTS--0.9%
                United States Treasury
                  Bills,
$      195      5.742%, 2/22/01.............      193,409
        50      5.855%, 2/22/01.............       49,582
        15      5.868%, 2/22/01.............       14,875
       105      5.8735%, 2/22/01............      104,118
       220      5.88%, 2/22/01..............      218,149
        60      5.905%, 2/22/01.............       59,492
       350      5.92%, 2/22/01..............      347,040
       325      5.935%, 2/22/01.............      322,254
       110      6.04%, 2/22/01..............      109,051
       365      6.10%, 2/22/01..............      362,056
        35      6.14%, 2/22/01..............       34,692
         5      6.155%, 2/22/01.............        4,956
       305      6.175%, 2/22/01.............      302,309
                                              -----------
                Total short-term investments    2,121,983
                  (cost $2,121,788).........
                                              -----------
                Total Investments--101.1%
                (cost $208,783,930; Note      229,501,067
                  4)........................
                Liabilities in excess of       (2,473,435)
                  other assets--(1.1%)......
                                              -----------
                Net Assets--100%............  $227,027,632
                                              -----------
                                              -----------

------------------
* Non-income producing securities.
D Fractional share.
AB--Antiebolay (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
plc--Public Limited Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anoynme, (French Corporation).
SpA--Societa per Azione (Italian Corporation).
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       27

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

The industry classification of portfolio holdings shown as a percentage of net assets as of December 31, 2000 was as follows:

Financial Services...............................   23.9%
Telecommunications...............................    9.4
Food & Beverage..................................    7.6
Oil & Gas........................................    6.5
Insurance........................................    5.9
Pharmaceuticals..................................    5.1
Chemicals........................................    5.0
Electronics......................................    4.7
Computers........................................    2.9
Diversified Industries...........................    2.9
Automobiles & Trucks.............................    2.5
Publishing.......................................    2.3
Manufacturing....................................    1.8
Industrials......................................    1.6
Energy...........................................    1.6
Cosmetics/Toiletries.............................    1.6
Electrical Equipment.............................    1.5
Miscellaneous....................................    1.4
Retail...........................................    1.4
Banking..........................................    1.4
Aerospace/Defense................................    1.4
Natural Resources................................    1.2
Miscellaneous Services...........................    1.2
Leasing..........................................    1.2
Consumer Durable Goods...........................    1.2
Medical Products & Services......................    1.0
Forest Products..................................    1.0
Engineering & Equipment..........................    1.0
U.S. Government Securities.......................    0.9
                                                   -----
                                                   101.1%
Liabilities in excess of other assets............   (1.1)
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       28

               International Bond Portfolio
               Portfolio of Investments
               December 31, 2000

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--97.4%

                Australia--8.9%
                Int'l. Bank Recon. & Dev.,
A$   1,500      5.50%, 5/14/03..............  $   832,439
                New South Wales Treasury
                  Corp.,
     1,000      6.50%, 5/1/06...............      575,544
                Queensland Treasury Corp.,
       600      8.00%, 8/14/01..............      338,483
                                              -----------
                                                1,746,466
                                              -----------

                Eurobonds--64.6%
                Austrian Gov't. Bonds,
 EUR 1,000      7.25%, 5/3/07...............      533,875
                Bayer Hypo - Vereins Bank,
       400      4.75%, 9/19/07..............      366,961
                BTPS, Italian Government
                  Bond,
       500      4.50%, 5/1/09...............      448,842
     1,700      5.00%, 2/3/05...............    1,606,675
                Dutch Gov't. Bonds,
       700      7.50%, 1/15/23..............      828,198
                Rheinische Hypothekenbank
                  AG,
       300      5.75%, 7/5/10...............      287,756
                Finnish Gov't. Bonds,
       800      9.50%, 3/15/04..............      855,767
                French Gov't. Bonds,
     1,000      4.00%, 10/25/09.............      873,739
                Genossch Hypothekenbank AG,
       300      5.75%, 1/22/07..............      289,869
                German Gov't. Bonds,
       900      6.50%, 7/15/03..............      885,242
     2,000      4.00%, 7/4/09...............    1,772,832
                Halifax PLC,
     1,800      5.625%, 7/23/07.............      877,148
 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                Kingdom of Belgium,
 EUR   900      5.75%, 9/28/10..............  $   876,622
                Portuguese Gov't. Bonds,
     1,000      3.625%, 8/19/04.............      905,477
       750      5.375%, 6/23/08.............      717,349
                Treuhandanstalt,
       500      6.875%, 6/11/03.............      495,088
                                              -----------
                                               12,621,440
                                              -----------

                Japan--8.6%
                Italian Gov't. Bonds,
Y   50,000      0.375%, 5/12/02.............      440,562
                KFW International Finance,
    55,000      1.00%, 12/20/04.............      485,195
                Kingdom of Spain,
    50,000      5.75%, 3/23/02..............      465,360
    30,000      3.10%, 9/20/06..............      290,107
                                              -----------
                                                1,681,224
                                              -----------

                New Zealand--15.3%
                Export Development Corp,
NZ$  1,300      6.50%, 12/21/04.............      573,524
                Int'l. Bank Recon. & Dev.,
       750      5.375%, 11/6/03.............      319,762
     2,500      7.25%, 5/27/03..............    1,124,503
                New Zealand Gov't. Bonds,
       300      5.50%, 4/15/03..............      130,891
     1,800      7.00%, 7/15/09..............      845,883
                                              -----------
                                                2,994,563
                                              -----------
                Total long-term investments    19,043,693
                  (cost US$20,545,304)......
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                SHORT-TERM INVESTMENTS--0.9%

                United States--0.9%
US$    180      State Street Bank & Trust     $   180,000
                  Co., 2.00%, dated
                  12/29/00, due 1/2/01 in
                  the amount of $180,040
                  (cost $180,000;
                  collateralized by $170,000
                  U.S. Treasury Notes,
                  6.875%, 5/15/06,
                  approximate value of
                  collateral including
                  accrued interest is
                  $185,260).................
                                              -----------
                Total Investments--98.3%
                (cost $20,725,304; Note        19,223,693
                  4)........................
                Other assets in excess of
                  liabilities--1.7%.........      324,768
                                              -----------
                Net Assets--100%............  $19,548,461
                                              -----------
                                              -----------

------------------
Portfolio securities are classified according to the securities' currency denomination.
AG--Aktiengesellschaft. (German Company)
PLC--Public Liability Company. (British Company)
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               Total Return Bond Portfolio
               Portfolio of Investments
               December 31, 2000

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       LONG-TERM
                         INVESTMENTS--148.7%
                       Corporate Bonds--33.4%

                       Airlines--2.5%
                       Embarcadero Aircraft
                         Securitization Trust,
                         CLA1,
Aa2        $    700    7.10%, 8/15/25..........  $    700,000
                       United Airlines, Inc.,
Baa1          1,000    10.85%, 2/19/15.........     1,153,230
                                                 ------------
                                                    1,853,230
                                                 ------------

                       Automobiles & Parts--1.8%
                       Daimler Chrysler N.A.
                         Holdings,
A2              700    7.35%, 12/16/02.........       700,420
                       Federal-Mogul Corp.,
B2              850    7.75%, 7/1/06...........       140,250
                       TRW Inc.,
Baa1            500    8.75%, 5/15/06..........       498,100
                                                 ------------
                                                    1,338,770
                                                 ------------

                       Banking--5.8%
                       Bank of Tokyo Mitsubishi
                         Ltd.,
A3              800    8.40%, 4/15/10..........       853,833
                       Capital One Bank,
Baa2          1,200    7.469%, 7/28/03.........     1,198,956
                       KBC Bank Funding Trust
                         III,
A1              600    9.86%, 11/29/49.........       647,546
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       MBNA America Bank, NA,
Baa1        $   500    6.875%, 7/15/04, MTN....  $    494,445
Baa1          1,100DD  7.035%, 12/10/02........     1,076,854
                                                 ------------
                                                    4,271,634
                                                 ------------

                       Cable--1.4%
                       Clear Channel
                         Communications,
Baa3          1,000    7.13%, 6/15/02..........     1,002,711
                                                 ------------

                       Electric Power--3.2%
                       Allete,
Baa1            700    7.61%, 10/20/03.........       700,169
                       Potomac Edison Co.,
Baa1            300    7.559%, 5/1/02..........       300,050
                       Public Service
                         Enterprise Group,
                         Inc.,
Baa2            700    7.625%, 5/21/02.........       700,627
                       TXU Electric Co.,
A3              700    7.29%, 12/20/02.........       700,000
                                                 ------------
                                                    2,400,846
                                                 ------------

                       Financial Services--16.3%
                       Associates Corp. of
                         North America,
Aa3           1,300    7.003%, 5/8/03..........     1,297,322
                       Bayview Financial
                         Acquisition Trust,
Aaa             700    7.01%, 11/25/30.........       700,000

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Financial Services (cont'd.)
                       Bear, Stearns & Co.,
                         Inc.,
A2         $    700    7.348%, 7/15/05.........  $    697,179
                       Conseco Finance
                         Securitization Corp.,
Aaa           1,000    8.85%, 12/1/31..........     1,113,796
                       Ford Motor Credit Co.,
A2            1,200    5.75%, 2/23/04..........     1,168,860
                       Gatx Capital Corp.,
Baa2            300    7.758%, 8/1/02..........       300,171
                       General Motors
                         Acceptance Corp.,
A2            1,800 DD 7.05%, 4/5/04 MTN.......     1,796,607
                       Heller Financial, Inc.,
A3              200    6.50%, 7/22/02, MTN.....       199,004
A3            1,100 DD 7.018%, 4/28/03, MTN....     1,095,589
                       Lehman Brothers
                         Holdings, Inc.,
Aaa           1,100 DD 6.972%, 9/3/02..........     1,100,258
A2              200    7.715%, 4/2/02, MTN.....       201,485
                       Morgan Stanley Dean
                         Witter & Co.,
Aa3           1,400 DD 6.884%, 1/28/02.........     1,402,530
                       PP&L Capital Funding,
                         Inc.,
Baa2            500    7.75%, 4/15/05, MTN.....       503,095
                       PS Colorado Credit
                         Corp.,
Baa1            500    7.398%, 5/30/02.........       501,149
                                                 ------------
                                                   12,077,045
                                                 ------------

                       Industrials--0.9%
                       Wachovia Corp.,
A2              700    7.308%, 5/2/05..........       699,083
                                                 ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Oil & Gas Equipment & Services--0.8%
                       R & B Falcon Corp.,
Ba3         $   600    6.50%, 4/15/03..........  $    576,000
                                                 ------------

                       Recreation--0.7%
                       Green Tree Recreational
                         Equipment,
AAAPoundPound      515 6.55%, 7/15/28..........       519,947
                                                 ------------
                       Total corporate bonds
                         (cost $25,281,972)....    24,739,266
                                                 ------------

                       U.S. Government Agency Mortgage Backed
                         Securities--65.0%
                       Federal Home Loan
                         Mortgage Corp.,
                900    5.50%, 1/16/31..........       849,373
              1,000    6.00%, 5/15/28..........       902,500
                       6.50%, 9/15/18 -
                541      12/15/21..............        56,168
                286    6.825%, 9/15/26.........       285,799
              3,000    7.00%, 1/16/31..........     3,006,570
                       7.50%, 9/1/16 -
              1,204      7/1/17................     1,227,685
                367    7.928%, 1/1/24..........       371,295
                994    8.00%, 9/15/29..........     1,049,253
                  9    9.25%, 1/1/10...........         9,726
                       Federal National
                         Mortgage Assn.,
              1,894    5.00%, 4/1/14...........     1,817,757
              2,000    5.50%, 1/16/31..........     1,879,688
              2,000    7.125%, 6/15/10.........     2,161,880
                500    8.00%, 1/16/31..........       512,345
                905    8.03%, 1/1/20...........       909,519
              3,000    8.50%, 1/16/31..........     3,090,930

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       U.S. Government Agency Mortgage Backed
                         Securities (cont'd.)
                       Government National
                         Mortgage Assn.,
           $  4,600    6.00%, 1/23/31..........  $  4,463,426
                704    7.00%, 10/20/27.........       709,834
                       7.375%, 2/20/17 -
              1,420      2/20/26...............     1,429,472
                       7.50%, 1/23/31 -
              4,947      1/23/31...............     5,031,755
                       7.75%, 7/20/22 -
              1,348      7/20/27...............     1,363,476
              8,000    8.00%, 1/23/31..........     8,210,000
              2,000    8.00%, 1/23/31..........     2,045,625
              6,500    8.50%, 1/23/31..........     6,700,456
                                                 ------------
                       Total U.S. government
                         agency
                         mortgage backed
                         securities
                         (cost $47,535,807)....    48,084,532
                                                 ------------

                       Asset Backed Securities--1.3%
                       ASBC,
                       6.435%, 8/31/30.........       289,406
Aaa             289
                       Novastar Mortgage
                         Funding Trust,
Aaa             690 DD 6.97%, 1/25/30..........       690,606
                                                 ------------
                       Total asset backed
                         securities
                         (cost $978,596).......       980,012
                                                 ------------

                       Foreign Corporate Bonds--2.8%
                       Hellenic Finance, SCA,
A2              700    2.00%, 7/15/03..........       642,990
                       Petroleos Mexicanos,
Baa3          700DD    8.41%, 7/15/05, MTN.....       703,500
                       Royal Bank Scotland
                         Group PLC,
A1              700    9.118%, 3/31/49.........       761,544
                                                 ------------
                       Total foreign corporate
                         bonds
                         (cost $2,087,146).....     2,108,034
                                                 ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Collateralized Mortgage
                         Obligation--12.5%
                       Allied Capital
                         Commercial
                         Mortgage Trust,
AAAPoundPound  $   302 6.31%, 9/25/03..........  $    301,140
                       American Housing Trust
                         1,
                         Senior Mortgage Pass
                         Through Certificate,
                         Series 1, Class 5,
Aaa              11    8.625%, 8/25/18.........        11,031
                       Bear Stearns Arm Trust,
                         Class II,
Aaa             700    7.49%, 12/25/30.........       708,432
                       Champion Home Loan
                         Equity, Series 1995,
                         Class A2,
Aaa             354    8.67%, 2/25/28..........       361,748
                       GMAC Commercial Mortgage
                         Security, Inc.,
                         Series 1998-C1, Class
                         C,
Aa2             677    6.81%, 4/15/08..........       681,493
                       J.P. Morgan Commercial
                         Mortgage Finance
                         Corp.,
                         Series 2000, Class A,
Aaa             486    6.99%, 4/15/10..........       486,393
                       Resecuritization
                         Mortgage Trust,
                         Series 2000-A,
AAAPoundPound      444 6.50%, 4/19/29..........       446,884
                       Residential Asset
                         Securitiziation Trust,
AAAPoundPound    1,032 6.50%, 9/25/14..........     1,022,143
                       Salomon Brothers
                         Mortgage
                         Securities, Inc.,
                         Series 2000, Class A,
Aaa             686    7.60%, 11/25/30.........       698,810
                       Structured Asset
                         Securities Corp.,
                         Series 2000-5, CL 2A1,
Aaa             680    7.22%, 11/25/30.........       682,084
                       Vendee Mortgage Trust,
Aaa           2,983    6.50%, 9/15/24..........     2,879,148
Aaa           1,000    7.00%, 9/15/27..........       963,430
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       33

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Total collateralized
                         mortgage obligations
                         (cost $8,975,912).....  $  9,242,736
                                                 ------------

                       Municipals--5.1%
                       Arlington Texas
                         Independent School
                         District, Refunding,
Aaa        $    500    5.00%, 2/15/24..........       483,350
                       Chicago Illinois Water
                         Revenue,
Aaa           1,750    5.25%, 11/1/27..........     1,747,357
                       Washington St.,
Aa1           1,000    5.625%, 7/1/25..........     1,014,279
                       West Virginia St.,
Aaa             500    5.75%, 6/1/25...........       519,041
                                                 ------------
                       Total municipals
                         (cost $3,486,723).....     3,764,027
                                                 ------------

                       U.S. Government Securities--16.4%
                       United States Treasury
                         Bond,
                       Zero Coupon, 2/15/19
              3,000      (Strip)...............     1,082,580
                       Zero Coupon, 8/15/25
                200      (Strip)...............        50,432
              1,538    3.375%, 1/15/07.........     1,509,041
                       3.625%, 7/15/02 -
              6,506 D    4/15/28...............     6,493,841
                212    3.875%, 1/15/09.........       213,907
                100    8.125%, 5/15/21.........       130,469
                400    8.75%, 8/15/20..........       549,376
                300    8.875%, 2/15/19.........       412,266
              1,200    9.25%, 2/15/16..........     1,657,128
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $11,989,922)....    12,099,040
                                                 ------------

                       Foreign Government Bonds--12.2%
                       German Government Bond,
Aaa           3,400    5.25%, 1/4/11...........     3,297,221
                       Federative Republic of
                         Brazil,
B2              616    7.625%, 4/15/06.........       577,948
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Federal Republic of
                         Germany,
Aaa         $ 1,500    4.125%, 7/4/08..........  $  1,352,323
Aaa           3,000    5.25%, 1/4/08...........     2,907,581
Aaa              50    6.25%, 1/4/24...........        52,362
                       Republic of Italy,
Aa3             210    5.25%, 11/1/29..........       183,149
                       United Mexican States,
Baa3            600DD  10.55%, 4/7/04..........       625,500
                                                 ------------
                       Total foreign government
                         bonds
                         (cost $8,555,789).....     8,996,084
                                                 ------------
                       Total long-term
                         investments
                         (cost $108,891,867)...   110,013,731
                                                 ------------

                       SHORT-TERM
                         INVESTMENTS--16.2%

                       Aerospace/Defense--0.9%
                       Raytheon Co.,
Baa2            400    5.95%, 3/15/01..........       399,004
Baa2            300    7.089%, 8/10/01.........       299,772
                                                 ------------
                                                      698,776
                                                 ------------

                       Banking--1.9%
                       GS Escrow Corp.,
Ba1           1,300    6.75%, 8/1/01...........     1,290,735
                       MBNA America Bank, NA,
Baa1            100DD  6.95%, 8/7/01, MTN......        99,369
                                                 ------------
                                                    1,390,104
                                                 ------------

                       Cable--1.0%
                       Tele-Communications,
                         Inc.,
A3              700    7.14%, 3/12/01, MTN.....       700,823
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Financial Services--2.9%
                       Detroit Edison Co.,
                         Series C,
A3         $    600    7.11%, 1/29/01..........  $    599,231
                       Ford Credit Auto Owner
                         Trust,
Aaa             216    5.77%, 11/15/01.........       216,077
                       Orix Credit Alliance,
                         Inc.,
Baa2          1,300    6.785%, 4/16/01, MTN....     1,300,390
                                                 ------------
                                                    2,115,698
                                                 ------------
                       Health Care--0.6%
                       Columbia/HCA Healthcare
                         Corp.,
Ba2             450    6.875%, 7/15/01.........       445,334
                                                 ------------

                       Utilities--2.7%
                       Edison International,
Baa3            700    7.25%, 11/1/01..........       700,167
                       Nevada Power Co.,
Baa2            300    7.34%, 8/20/01..........       300,183
                       Niagara Mohawk Power
                         Corp.,
Baa2          1,000    6.875%, 3/1/01..........       999,550
                                                 ------------
                                                    1,999,900
                                                 ------------

                       Waste Management--0.4%
                       Waste Management Inc.,
Ba1             300    6.125%, 7/15/01.........       297,269
                                                 ------------
                       Total corporate bonds
                         (cost $7,651,360).....     7,647,904
                                                 ------------

                       U.S. Government Securities--0.1%
                       United States Treasury
                         Bill,
Aaa              70 D  6.02%, 2/1/01...........        69,625
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $69,637)........        69,625
                                                 ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Repurchase Agreement--5.7%
                                                 $  4,237,000
            $ 4,237    State Street Bank &
                         Trust Co., 3.50%,
                         dated 12/29/00 due
                         1/2/01 in the amount
                         of $4,238,648 (cost
                         $4,237,000,
                         collateralized by
                         $3,255,000 U.S.
                         Treasury Notes, 8.13%,
                         8/15/19; value of
                         collateral including
                         accrued interest is
                         $4,325,677)...........
                                                 ------------
                       Total short-term
                         investments
                         (cost $11,957,997)....    11,954,529
                                                 ------------

                       Total Investments, Before Investments
                         Sold Short and Outstanding Options
                         Written--(164.9%)
                       (cost $120,849,864; Note
                         4)....................   121,968,260
                                                 ------------

                       Investments Sold Short--(19.8%)
                       Federal National
                         Mortgage Assn.,
                         8.50%, 1/16/31........    (5,151,550)
            (5,000)
                       United States Treasury
                         Notes,
            (3,000)    5.75%, 10/31/02.........    (3,026,730)
            (1,500)    5.25%, 5/15/04..........    (1,505,160)
              (300)    6.00%, 8/15/04..........      (308,484)
            (4,400)    6.75%, 5/15/05..........    (4,687,364)
                                                 ------------
                       Total investments sold
                         short
                         (cost $14,568,920)....   (14,679,288)
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

                                                 VALUE
         CONTRACTS         DESCRIPTION          (NOTE 1)
                       OUTSTANDING CALL OPTIONS
                         WRITTEN*--(0.1%)
                       Eurodollar Futures,
                       Expiring 3/19/01
                  9      $93.25..............  $    (19,350)
                       Expiring 3/26/01
                  8      $92.75..............          (100)
                       United States Treasury
                         Bond Futures,
                       Expiring 5/26/01
                 14      $112.00.............        (5,469)
                       United States Treasury
                         Note 10 yr futures,
                       Expiring 2/17/01
                 27      $105.00.............       (26,156)
                                               ------------
                       Total outstanding call
                         options
                         written (premium
                         received $20,965)...       (51,075)
                                               ------------

                       OUTSTANDING PUT OPTIONS
                         WRITTEN*
                       United States Treasury
                         Bond Futures,
                       Expiring 2/17/01
                 27      $100.00.............        (1,266)
                                               ------------
                       Total outstanding put
                         options
                         written (premium
                         received $5,697)....        (1,266)
                                               ------------

                       Total Investments, Net of
                         Investments Sold Short and
                         Outstanding Options
                         Written--145.0%
                       (cost $106,254,282)...   107,236,631
                       Liabilities in excess
                         of
                         other
                         assets--(45.0%).....   (33,233,274)
                                               ------------
                       Net Assets--100%......  $ 74,003,357
                                               ------------
                                               ------------

---------------
          * Non-income producing securities.
          D Pledged as initial margin on financial futures
            contracts.
         DD Rate shown reflects current rate on variable rate
            instrument.
 PoundPound Standard & Poor's Rating.
(MTN)--Medium Term Notes.
(PLC)--Public Limited Company (British Corporation).
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       36

               Intermediate-Term Bond Portfolio
               Portfolio of Investments
               December 31, 2000

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       LONG-TERM INVESTMENTS--141.1%

                       Corporate Bonds--43.5%

                       Airlines--1.3%
                       United Airlines, Inc.,
Baa1    $     1,500      10.85%, 2/19/15..... $  1,729,845
                                              ------------

                       Banking--5.6%
                       Export-Import Bank
                         Korea,
Baa2>           300      6.50%, 11/15/06.....      290,226
                       MBNA America Bank,
Baa1          2,000DD    7.04%, 12/10/02.....    1,957,916
                       National Australia
                         Bank Ltd.,
A1            1,000      7.38%, 5/19/10......    1,008,917
                       Royal Bank of Scotland
                         Group PLC, (ADR),
A1            1,100      9.12%, 3/31/49......    1,196,712
                       Sumitomo Trust &
                         Banking Co., Ltd.,
Baa2          1,000DD    9.40%, 12/29/49.....    1,000,980
                       Wachovia Corp.,
A2      1,900......      7.31%, 5/2/05.......    1,897,511
                                              ------------
                                                 7,352,262
                                              ------------

                       Cable--0.2%
                       Cox Communications,
                         Inc.,
Baa2            300      6.15%, 8/1/03.......      294,105
                                              ------------

                       Commercial Services--0.6%
                       Cox Enterprises Inc.,
Baa1            800      7.66%, 5/1/33.......      799,666
                                              ------------
                       Electrical Power--1.9%
                       Public Service
                         Enterprise Group
                         Inc.,
Baa2          2,500      7.63%, 5/21/02......    2,502,240
                                              ------------

                       Electrical Equipment--2.3%
                       Detroit Edison,
A3            3,000      7.38%, 7/15/28......    2,995,312
                                              ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Financial Services--23.7%
                       Associates Corp. of
                         N.A.,
Aa3         $  2,200     7.00%, 5/8/03.........  $  2,195,468
                       Bears Stearns Co., Inc.,
A3             3,400DD   7.28%, 11/30/04.......     3,406,521
                       Capital One Bank,
Baa2           2,300     7.41375%, 6/23/03.....     2,300,000
                       Chase Manhattan Corp.,
A1               500     7.63%, 1/15/03........       513,210
                       CIT Group Incorporated
A1             2,200     6.73%, 9/13/02........     2,191,416
                       Ford Motor Credit
                         Company,
A2             1,100DD 7.06%, 7/16/02..........     1,099,406
A2             2,300DD 6.89%, 6/30/05..........     2,290,285
A2             2,600   7.60%, 8/1/05...........     2,672,223
                       Fugi JGB Investment,
                         LLC.,
Baa2             300DD....................   9.87%, 12/31/49.......      289,893
                       General Motors
                         Acceptance Corp.,
A2             2,100DD 7.05%, 4/5/04...........     2,095,283
A2             1,200   7.63%, 6/15/04..........     1,233,444
                       Heller Financial Inc.,
A3             1,900DD   7.02%, 4/28/03........     1,892,381
                       Household Finance Corp.,
A2             3,300DD   7.123%, 8/6/02........     3,305,247
                       Lehman Brothers
                         Holdings, Inc.,
A2             1,500DD   6.97%, 9/3/02.........     1,500,353
A2               700DD 7.72%, 4/1/02...........       705,199
                       Morgan Stanley Dean
                         Witter,
Aa3            2,300     7.00063%, 8/7/03......     2,301,598
                       Qwest Capital Funding
                         Inc.,
Baa1           1,000     7.25%, 7/8/02.........     1,000,984
                                                 ------------
                                                   30,992,911
                                                 ------------

                       Health Care Services--1.0%
                       Columbia / HCA
                         Healthcare Corp.,
Baa2             300     6.91%, 6/15/05........       290,250
                       HCA Healthcare Company,
Baa2           1,000     8.05%, 9/19/02........       999,398
                                                 ------------
                                                    1,289,648
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       37

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Industrials--0.3%
                       Golden State Holdings,
Baa1    $       400DD  7.76%, 8/1/03......... $    382,222
                                              ------------

                       Oil & Gas--1.9%
                       Duke Energy
                         Field Services LLC,
Baa2          2,400      7.50%, 8/16/05......    2,497,440
                                              ------------

                       Petroleum Services--1.2%
                       Occidental Petroleum
                         Corp.,
Baa3          1,600DD    6.40%, 4/1/03.......    1,601,632
                                              ------------

                       Technology--0.2%
                       International Game
                         Technology,
Ba1             200      7.88%, 5/15/04......      198,000
                                              ------------
                       Telecommunications--1.8%
                       Deutsche Telekom
                         International
                         Finance,
A2            2,300      7.75%, 6/15/05......    2,339,767
                                              ------------

                       Utilities--1.5%
                       Texas Utilities Co.,
Baa3          2,000DD  6.50%, 8/16/02........    1,996,290
                                              ------------
                       Total corporate bonds
                         (cost
                         $56,775,059)........   56,971,340
                                              ------------
                       U.S. Government Agency
                         Mortgage Backed
                         Securities--70.1%
                       Federal Home Loan
                         Banks,
Aaa           5,700      5.43%, 12/22/03.....    5,631,338
                       Federal Home Loan
                         Mortgage Corp.,
Aaa              48    9.25%, 1/1/10.........       49,117
                       6.50%,
                         9/15/18-12/15/21....
Aaa             897    (I/0).................       93,440
Aaa             122    6.00%, 4/1/24.........      118,678
Aaa           4,400    5.50%, 12/15/30.......    4,152,489
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Federal National
                         Mortgage Assn.,
Aaa         $  1,510   6.50%, 5/1/06...........  $  1,510,589
Aaa              101   6.00%, 12/25/08.........       100,553
Aaa              550   7.00%, 8/1/24...........       553,443
Aaa              749   8.16%, 8/1/25...........       758,699
Aaa              113   6.76%, 12/1/30..........       112,199
                       Government National
                         Mortgage Assn.,
                       7.38%, 5/20/23 -
Aaa            4,982     6/20/27...............     5,017,109
Aaa              582   7.13%, 10/20/24.........       586,457
Aaa            1,557   8.50%, 3/20/25..........     1,613,912
Aaa            4,300   6.00%, 12/15/30.........     4,172,333
Aaa           61,000   7.50%, 12/15/30.........    62,048,590
                       8.00%, 12/15/30 -
Aaa            5,000     12/20/30..............     5,120,938
                                                 ------------
                       Total U.S. government
                         agency mortgaged
                         backed securities
                         (cost $90,911,422)....    91,639,884
                                                 ------------

                       Foreign Bonds--3.0%
                       German Government Bonds
Aaa              200     6.50%, 7/4/27.........       217,339
                         6.25%,
Aaa              180     1/4/24-1/4/30.........       189,936
                       Hellenic Finance S.C.A.,
A2         EURO  1,200   2.00%, 7/15/03........     1,102,268
                       Petroleos Mexicanos,
Baa3        $  1,000DD   8.41%, 7/15/05........     1,005,000
                       United Mexican States,
Aaa            1,200DD   10.55%, 4/7/04........     1,251,000
                                                 ------------
                       Total foreign bonds
                         (cost $3,749,009).....     3,765,543
                                                 ------------

                       Collateralized Mortgage
                         Obligations--10.8%
                       Champion Home Loan
                         Equity,
Aaa              532     8.67286%, 2/25/28.....       542,622

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Collateralized Mortgage Obligation
                         (cont'd.)
                       Conseco Finance
                         Securitizations,
Aaa     $     2,400      7.47%, 5/1/32....... $  2,455,488
                       Countrywide Mortgage
                         Backed Securities,
                         Inc.,
Aaa           1,573      6.75%, 5/25/24......    1,584,290
                       EQCC Home Equity Loan Trust,
Aaa             739    5.7703%, 3/20/29......      734,167
Aaa           3,000    5.765%, 3/20/29.......    2,977,500
                       Premium Asset Trust,
                         7.07563%,
Aa3           1,500      11/27/04............    1,498,650
                       Residential Asset
                         Securities Corp.,
A1              226DD    6.9475%, 10/25/27...      225,593
                       Residential Funding
                         Mortgage Securities
                         Incorporated,
Aaa           2,300      7.75%, 7/25/26......    2,344,717
                       Southern Pacific
                         Secured Assets
                         Corp.,
Aaa             790DD    6.79%, 6/25/28......      783,246
                       WFS Financial Owner
                         Trust,
Aaa     1,000......      6.92%, 1/20/04......    1,010,657
                                              ------------
                       Total collateralized
                         mortgaged
                         obligations
                         (cost
                         $13,999,473)........   14,156,930
                                              ------------
                       Municipal Bonds--0.7%
                       Honolulu Hawaii City &
                         County,
                         4.75%, 7/1/28
Aaa           1,000      (cost $826,557).....      926,300
                                              ------------
                       U.S. Government Securities--13.0%
                       U.S. Treasury Notes,
Aaa           1,847D   3.63%, 7/15/02........    1,848,876
Aaa           1,400    3.63%, 1/15/08........    1,389,337
Aaa           2,526    3.38%, 1/15/07........    2,477,672
                       United States
                         Treasury Bonds,
Aaa           8,300    6.00%, 2/15/26........    8,746,125
Aaa           2,590    3.63%, 4/15/28........    2,541,066
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $16,627,621)....  $ 17,003,076
                                                 ------------
                       Total long-term
                         investments
                         (cost $182,889,141)...   184,463,073
                                                 ------------

                       SHORT-TERM INVESTMENTS--23.6%

                       Auto & Truck--1.8%
                       Daimlerchrysler N.A.
                         Holdings,
A2          $  2,300     6.67%, 9/25/01........     2,307,360
                                                 ------------

                       Banking--3.5%
                       Abbey National North
                         America Corp.,
Aa2            2,200   6.54%, 1/24/01..........     2,190,808
Aa2              400   6.61%, 1/25/01..........       398,237
                       Korea Development Bank,
Baa2           2,000     7.13%, 9/17/01........     2,005,432
                                                 ------------
                                                    4,594,477
                                                 ------------

                       Cable--0.5%
                       Cox Communications
                         Incorporated,
BBB2             700     7.62%, 1/24/01........       696,592
                                                 ------------

                       Collateralized Mortgage
                         Obligations--0.3%
                       Ford Credit Auto Owner
                         Trust,
Aaa              349     5.77%, 11/15/01.......       349,047
                                                 ------------

                       Financial Services--5.4%
                       American Express
                         Company,
A1               400     6.34%, 3/21/01........       394,435
                       CDC Commercial,
Aaa              300     6.51%, 1/31/01........       298,373
                       Orix Credit Alliance
                         Inc.,
Baa3           2,100     6.785%, 4/16/01.......     2,100,630

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Financial Services (cont'd.)
                       Qwest Capital Funding
                         Inc.,
Baa1    $     2,300      6.88%, 8/15/01...... $  2,303,749
                       Transamerica Finance
                         Corp.,
A1            2,000DD    6.83%, 12/14/01.....    2,003,100
                                              ------------
                                                 7,100,287
                                              ------------
                       Food & Beverage--0.4%
                       Campbell Soup Company,
A2      500........      6.27%, 4/16/01......      490,856
                                              ------------

                       Health Care Services--0.7%
                       Hospital Corp.,
                         Zero Coupon,
Baa2          1,000      6/1/01..............      964,510
                                              ------------

                       Industrials--1.7%
                       TCI Communications,
                         Inc.,
A3              400      7.14%, 3/12/01......      400,470
                       Golden State Holdings,
Baa1          1,800DD    6.75%, 8/1/01.......    1,787,172
                                              ------------
                                                 2,187,642
                                              ------------

                       Oil & Gas-Production/Pipeline--0.9%
                       Williams Cos
                         Incorporated,
Baa3          1,200      7.26%, 11/15/01.....    1,201,507
                                              ------------

                       Paper--1.9%
                       Temple Inland
                         Incorporated,
Baa2          2,500      9.00%, 5/1/01.......    2,511,775
                                              ------------
                       Telecommunications--0.8%
                       Vodafone Airtouch PLC,
A2            1,000      6.74%, 12/19/01.....    1,001,725
                                              ------------

                       Utilities--5.6%
                       National Rural
                         Utilities
                         Cooperative Finance,
NR              200      6.55%, 1/9/01.......      199,709
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Niagara Mohawk Power
                         Corp.,
Baa2        $  2,000     6.875%, 3/1/01........  $  1,999,100
                       Pacific Gas & Electric
                         Company,
Baa3           2,500     7.06%, 10/31/01.......     2,210,300
                       Texas Utilities Co.,
Baa3           3,000DD 5.94%, 10/15/01.........     2,980,122
                                                 ------------
                                                    7,389,231
                                                 ------------

                       Repurchase Agreement--0.1%
                                                      125,000
                 125   State Street Bank &
                         Trust Co., 2.00%,
                         dated 12/29/00 due
                         1/2/01 in the amount
                         of $125,028 (cost
                         $125,000,
                         collateralized by
                         $110,000 U.S. Treasury
                         Notes, 10.000%,
                         5/15/10 value of
                         collateral including
                         accrued interest is
                         $132,436).............
                                                 ------------
                       Total short-term
                         investments
                         (cost $31,198,040)....    30,920,009
                                                 ------------

                       Total Investments--164.7%
                       (cost $214,087,181).....   215,383,082
                       Liabilities in excess of
                         other
                         assets--(64.7%).......   (84,667,941)
                                                 ------------
                       Net Assets--100%........  $130,715,141
                                                 ------------
                                                 ------------

---------------
D--Pledged as initial margin on financial futures contracts.
DD--Rate shown reflects current rate on variable rate instrument.
LLC--Limited Liability Company.
PLC--Public Limited Company.
(ADR)--American Depository Receipt.
(I/O)--Interest Only.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               Mortgage Backed Securities Portfolio
               Portfolio of Investments
               December 31, 2000

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--98.1%

                Collateralized Mortgage Obligation--26%
                Chase Commercial Mortgage
                  Securities Corp.,
$    1,000      7.37%, 2/19/07..............  $ 1,051,653
                Federal Home Loan Mortgage
                  Corp.,
       155      5.50%, 8/15/21, PAC.........      150,126
        85      5.95%, 6/15/19, PAC.........       84,846
     2,721      6.00%, 5/15/08 - 5/15/23,       2,664,265
                  PAC.......................
     1,060      6.50%, 11/15/22, PAC........    1,047,736
       359      7.00%, 3/15/23, PAC.........      364,834
        27      7.25%, 1/15/07, PAC.........       26,711
     1,629      7.50%, 6/15/22, PAC I/O.....       91,241
     1,483      8.00%, 12/15/06 - 7/15/21,      1,533,078
                  PAC.......................
        67      9.00%, 10/15/20.............       70,024
                Federal National Mortgage
                  Assn.,
       836      5.00%, 3/25/21, PAC.........      788,926
     1,655      6.00%, 4/25/08 - 10/25/22,      1,596,532
                  PAC.......................
       800      6.25%, 1/25/09, PAC.........      797,000
       623      6.50%, 12/25/19 - 12/25/23,       604,430
                  PAC.......................
       497      6.589%, 1/25/09.............      494,383
       482      7.00%, 9/25/19 - 9/25/20,         212,911
                  PAC I/O...................
       671      7.385%, 3/25/21.............      688,749
       835      7.50%, 5/25/07 - 6/25/22....      853,972
       645      8.00%, 8/25/06 - 5/25/24,         685,973
                  PAC.......................
       452      8.50%, 7/25/18 - 6/25/21,         467,091
                  PAC.......................
                First Boston Mortgage
                  Securities,
       458      Zero Coupon, 4/25/17, P/O...      374,956
       486      6.96%, 6/20/29..............      490,011
       458      8.99%, 4/25/17, I/O.........      101,648
                First Union-Lehman Brothers
                  Commerical Mortgage,
     1,000      6.60%, 5/18/07..............    1,016,802
                Salomon Brothers Mortgage
                  Securities,
       191      6.00%, 12/26/11.............      186,833
                                              -----------
                Total collateralized
                  mortgage obligation
                  (cost $15,997,570)........   16,444,731
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               U.S. Government Agency Mortgage
                 Pass-Through Obligations--71.4%
               Federal Home Loan Mortgage
                 Corp.,
$   1,219      6.00%, 5/01/11 - 3/01/30.....  $ 1,186,408
      719      6.50%, 2/01/04 - 12/01/14....      718,897
      496      7.00%, 5/01/30...............      496,604
        4      7.25%, 7/01/06...............        4,394
       59      7.50%, 3/01/08...............       60,665
       31      8.25%, 12/01/05 - 5/01/08....       31,910
      144      8.50%, 6/01/03 - 3/10/11.....      148,873
       94      8.75%, 12/01/08..............       96,360
      551      9.00%, 1/01/02 - 10/01/05....      577,167
       14      10.00%, 1/01/04..............       13,925
       47      10.50%, 11/01/19.............       51,133
       34      11.50%, 3/01/16..............       38,364
       14      12.75%, 11/01/13.............       15,046
       22      13.25%, 5/01/13..............       25,384
        4      14.00%, 6/01/11..............        5,321
               Federal National Mortgage
                 Assn.,
      960      5.50%, 2/01/29 - 6/01/29.....      903,281
    2,821      6.00%, 5/25/10 - 6/01/29.....    2,748,721
       88      6.18%, 7/01/08...............       87,735
       49      6.295%, 6/01/08..............       49,068
       78      6.30%, 1/01/08...............       78,236
       71      6.34%, 1/01/08...............       72,320
       52      6.39%, 1/01/06...............       52,775
       77      6.43%, 1/01/08...............       78,747
      489      6.447%, 1/01/08..............      497,570
      315      6.527%, 5/25/30..............      313,391
      657      6.55%, 9/01/07...............      671,811
       53      6.812%, 10/01/07.............       54,581
      561      6.98%, 6/01/07...............      582,157
   10,840      7.00%, 6/01/28 - 10/01/30....   10,853,961
      309      7.033%, 6/01/07..............      320,492
      603      7.04%, 3/01/07...............      629,798
       63      7.28%, 10/01/06..............       65,921
    1,721      7.50%, 2/01/15 - 01/01/20....    1,747,826

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2000

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                U.S. Government Agency Mortgage
                  Pass-Through Obligations (cont'd.)
$       83      7.75%, 10/01/19.............  $    83,980
       644      8.00%, 3/01/07 - 12/01/22...      665,712
       608      8.50%, 1/01/07..............      626,595
       127      9.75%, 8/01/10 - 11/01/16...      131,324
                Government National Mortgage
                  Assn.,
       796      6.50%, 5/15/23 - 4/15/26....      786,758
     4,881      7.00%, 7/15/16 - 11/15/24...    4,902,644
    10,251      7.50%, 7/15/16 - 12/15/27...   10,431,881
       798      8.00%, 1/15/08 - 5/15/17....      819,250
       649      8.25%, 6/20/17 - 7/20/17....      665,563
       170      8.50%, 3/15/05 - 4/20/17....      175,479
     1,781      9.00%, 10/20/01 - 1/15/20...    1,845,913
       550      9.50%, 9/15/02 - 1/15/21....      571,131
       260(a)   13.00%, 2/15/11.............          302
        41      13.50%, 6/15/10 - 5/15/11...       47,615
        66      14.00%, 6/15/11 - 4/15/12...       77,808
        25      16.00%, 4/15/12 - 5/15/12...       30,697
                                              -----------
                Total U.S. government agency
                  mortgage pass-through
                  obligations
                  (cost $44,524,544)........   45,141,494
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               U.S Government Securities--0.7%
               United States Treasury Bonds
$     250      8.125%, 8/15/19..............  $   323,165
       90      8.75%, 5/15/20...............      123,638
                                              -----------
               Total U.S. govennment              446,803
                 securities
                 (cost $397,484)............
                                              -----------
               Total long-term investments     62,033,028
                 (cost $60,919,598).........
                                              -----------

               SHORT-TERM INVESTMENTS--4.7%

               Repurchase Agreement--4.7%
    2,945      Paribas, 6.00%, dated            2,945,000
                 12/29/00 due 1/02/01 in the
                 amount of $2,946,963 (cost
                 $2,945,000; collateralized
                 by $2,073,000 U.S. Treasury
                 Notes, 14.00%, 11/15/11;
                 value of collateral
                 including accrued interest
                 - $2,972,164)..............
                                              -----------
               Total Investments--102.8%
               (cost $63,864,598)...........   64,978,028
               Liabilities in excess of        (1,743,557)
                 other
                 assets--(2.8%).............
                                              -----------
               Net Assets--100%.............  $63,234,471
                                              -----------
                                              -----------

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only Security.
(a)--Actual Amount Not Rounded.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               U.S. Government Money Market Portfolio
               Portfolio of Investments
               December 31, 2000

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
              Federal Home Loan Bank--4.1%
$  5,000      6.52%, 3/28/01................  $  4,999,293
                                              ------------

              Federal Home Loan Mortgage Corp.--10.9%
   7,000      6.31%, 3/8/01.................     6,919,022
   2,500      6.51%, 4/26/01................     2,500,069
   2,000      6.47%, 6/21/01................     1,938,535
   2,137      5.70%, 12/6/01................     2,022,296
                                              ------------
                                                13,379,922
                                              ------------

              Federal National Mortgage Association--29.6%
   5,000      6.43%, 2/8/01.................     4,966,064
  10,000      6.41%, 2/22/01................     9,907,411
   5,000      6.52%, 3/16/01................     4,999,168
   6,000      6.55%, 3/20/01................     5,999,604
   5,000      6.38%, 3/28/01................     4,923,795
   2,436      6.19%, 5/17/01................     2,379,036
   1,000      6.89%, 8/3/01.................       999,941
   2,000      6.60%, 11/16/01...............     2,000,000
                                              ------------
                                                36,175,019
                                              ------------
              Total investments before
                repurchase agreements.......    54,554,234
                                              ------------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               Repurchase Agreements--35.6%
$  11,729      Lehman Brothers Inc., 6.02%,   $11,729,000
                 dated 12/29/00 due 1/2/01
                 in the amount of
                 $11,736,845 (cost
                 $11,729,000; collateralized
                 by $20,965,000 U.S.
                 Treasury Strips, 5/15/11;
                 value of collateral
                 including accrued
                 interest-$12,086,323)......
   11,728      Paribas, 6.00%, dated           11,728,000
                 12/29/00 due 1/2/01 in the
                 amount of $11,735,819 (cost
                 $11,728,000; collateralized
                 by $8,832,000 U.S. Treasury
                 Notes, 8.75%, 5/15/17;
                 value of collateral
                 including accrued
                 interest-$11,923,291)......
   20,000      UBS Warburg, 6.45%, dated       20,000,000
                 12/29/00 due 1/2/01 in the
                 amount of $20,014,333 (cost
                 $20,000,000; collateralized
                 by $15,750,000 Federal Farm
                 Credit Bank, 5.65%,
                 12/29/03; value of
                 collateral including
                 accrued
                 interest-$15,740,236 and by
                 $4,700,000 Federal Home
                 Loan Bank, 5.25%, 6/28/02;
                 value of collateral
                 including accrued
                 interest-$4,661,017).......
                                              -----------
                                               43,457,000
                                              -----------
               Total Investments--80.2%
               (amortized cost                 98,011,234
                 $98,011,234*)..............
               Other assets in excess of       24,215,063
                 liabilities--19.8%.........
                                              -----------
               Net Assets--100%.............  $122,226,297
                                              -----------
                                              -----------

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
               THE TARGET PORTFOLIO TRUST
               Statements of Assets and Liabilities
               December 31, 2000

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $484,472,708             $266,685,345             $184,361,828           $ 152,898,911
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement*                      29,101,000                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Cash                                               --                       --                   14,898                  48,501
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value**                       --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold             3,365,577                1,020,285                  589,036                 912,664
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                    --                7,029,538                  726,966                 896,870
---------------------------------------------------------------------------------------------------------------------------------
Receivable for foreign tax reclaim                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable             160,054                  570,104                   51,728                 115,842
---------------------------------------------------------------------------------------------------------------------------------
Due from broker variation margin                   --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets              5,011                    3,617                    2,656                   1,858
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
currency contracts                                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        517,104,350              275,308,889              185,747,112             154,874,646
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swaps                   --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Bank overdraft                                     --                   25,740                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Payable to custodian                          121,220                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased             976,126                4,476,416                1,326,932               1,432,828
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired          2,879,734                1,708,278                1,742,413                 540,696
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                   205,138                  153,594                   63,174                 103,143
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written***                     --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                        10,138                    9,027                    8,457                      --
---------------------------------------------------------------------------------------------------------------------------------
Management fee payable                        133,495                  133,469                   91,185                 126,383
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
currency contracts                                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Investments sold short at value
  (proceeds received $14,568,920
(Note 1))                                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                     4,325,851                6,506,524                3,232,161               2,203,050
NET ASSETS                               $512,778,499             $268,802,365             $182,514,951           $ 152,671,596
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     22,105             $     21,273             $     13,942           $       9,046
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                     288,830,050              240,646,058              175,890,386             120,732,873
---------------------------------------------------------------------------------------------------------------------------------
                                          288,852,155              240,667,331              175,904,328             120,741,919
  Undistributed (distributions in
  excess of)
    net investment income                          --                       --                       --                 865,919
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                 (5,112,563)               2,873,170                 (517,055)              1,762,845
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/(depreciation)             229,038,907               25,261,864                7,127,678              29,300,913
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2000          $512,778,499             $268,802,365             $182,514,951           $ 152,671,596
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued
  and outstanding                          22,105,512               21,272,259               13,941,734               9,046,013
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $23.20                   $12.64                   $13.09                  $16.88
---------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of total
  investments before
     investments sold short              $284,534,801             $241,423,481             $177,234,150           $ 123,597,998
---------------------------------------------------------------------------------------------------------------------------------
  **Identified cost of currency                    --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
  ***Premiums received from
  options written                                  --                       --                       --                      --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$229,501,067       $ 19,043,693       $117,731,260        $ 215,258,082           $ 62,033,028               $  54,554,234
-----------------------------------------------------------------------------------------------------------------------------
          --            180,000          4,237,000              125,000              2,945,000                  43,457,000
-----------------------------------------------------------------------------------------------------------------------------
       2,119                763            597,676              104,069                    505                         508
-----------------------------------------------------------------------------------------------------------------------------
      67,241             21,108            525,181               88,757                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     472,235             77,023            720,372              805,217                169,549                  27,070,561
-----------------------------------------------------------------------------------------------------------------------------
      57,616                 --         20,807,771                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     299,757                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     190,076            470,183            890,972            1,644,272                379,083                     383,551
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             31,041                2,969                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       3,971                602                997                1,596                  1,259                         657
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             58,468                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
 230,594,082         19,793,372        145,600,738          218,029,962             65,528,424                 125,466,511

-----------------------------------------------------------------------------------------------------------------------------
          --                 --             54,541               12,684                     --                          --
 -------------------------------------------------------------------------------------------------
          --                 --                 --                   --                     --                          --
 -------------------------------------------------------------------------------------------------
          --                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     243,892                 --         56,474,359           86,670,444              2,021,875                          --
-----------------------------------------------------------------------------------------------------------------------------
   3,028,610            121,546            135,374              445,801                129,946                   3,128,055
-----------------------------------------------------------------------------------------------------------------------------
     131,289             91,405             61,929               60,979                 87,532                      32,671
-----------------------------------------------------------------------------------------------------------------------------
          --             17,789             37,807               54,560                 30,925                      47,880
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             52,341                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
      19,329                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       8,998              6,189              7,915                8,171                     --                       8,656
-----------------------------------------------------------------------------------------------------------------------------
     134,332              7,982             27,577               49,225                 23,675                      22,952
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             66,250               12,957                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --         14,679,288                   --                     --                          --
 -------------------------------------------------------------------------------------------------
   3,566,450            244,911         71,597,381           87,314,821              2,293,953                   3,240,214
$227,027,632        $19,548,461        $74,003,357         $130,715,141            $63,234,471                $122,226,297
-----------------------------------------------------------------------------------------------------------------------------
$     16,795       $      2,419       $      7,203        $      12,780           $      6,134               $     122,226
-----------------------------------------------------------------------------------------------------------------------------
 206,865,246         21,726,589         74,937,909          131,269,434             63,133,912                 122,104,071
-----------------------------------------------------------------------------------------------------------------------------
 206,882,041         21,729,008         74,945,112          131,282,214             63,140,046                 122,226,297

  (2,561,665 )          (91,434)            61,244              140,815                126,856                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,993,724           (607,797)        (1,785,724)          (1,999,499)            (1,145,861)                         --
-----------------------------------------------------------------------------------------------------------------------------
  20,713,532         (1,481,316)           782,725            1,291,611              1,113,430                          --
-----------------------------------------------------------------------------------------------------------------------------
$227,027,632        $19,548,461        $74,003,357         $130,715,141            $63,234,471                $122,226,297
-----------------------------------------------------------------------------------------------------------------------------

  16,794,587          2,419,109          7,203,101           12,780,351              6,134,093                 122,226,297
-----------------------------------------------------------------------------------------------------------------------------
      $13.52              $8.08             $10.27               $10.23                 $10.31                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$208,783,930        $20,725,304       $120,849,864         $214,087,181            $63,864,598                 $98,011,234
-----------------------------------------------------------------------------------------------------------------------------
$     66,755       $     20,976       $    500,020        $      88,877                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             26,662                   --                     --                          --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       45

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               For The Year Ended December
               31, 2000

                                                                                                                         SMALL
                                        LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                          GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                  $    853,302             $    213,111             $    308,402           $     272,380
------------------------------------------------------------------------------------------------------------------------------------
  Dividends                                    1,717,834                6,643,398                  288,544               1,814,386
------------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                 (4,661)                 (19,176)                      --                      --
------------------------------------------------------------------------------------------------------------------------------------
      Total income                             2,566,475                6,837,333                  596,946               2,086,766
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                               3,487,187                1,458,050                1,183,011                 781,820
------------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                  100,000                  115,000                  108,000                 130,000
------------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses             170,000                  133,000                  123,000                 121,000
------------------------------------------------------------------------------------------------------------------------------------
  Registration fees                               52,000                   92,000                   34,000                  30,000
------------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                         74,000                   73,000                   69,000                  25,000
------------------------------------------------------------------------------------------------------------------------------------
  Audit fees and expenses                         13,500                   13,500                   13,500                  13,500
------------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                         30,000                   31,000                   12,000                   5,000
------------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                     53,000                   28,300                   11,400                   2,300
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                   17,568                    9,144                    2,439                   2,391
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                           3,997,255                1,952,994                1,566,350               1,111,011
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                  (1,430,780)               4,884,339                 (969,404)                975,755
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                     27,754,083               17,273,499               35,904,040              13,074,543
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                       --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Swaps                                               --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Short sales                                         --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                27,754,083               17,273,499               35,904,040              13,074,543
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on:
  Investments                                (47,823,905)              (3,460,947)             (31,757,038)             14,308,872
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                  --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Written options                                     --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Swaps                                               --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/(depreciation)                  (47,823,905)              (3,460,947)             (31,757,038)             14,308,872
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                              (20,069,822)              13,812,552                4,147,002              27,383,415
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $(21,500,602)            $ 18,696,891             $  3,177,598           $  28,359,170
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
  $   367,663        $  1,173,135        $4,714,341          $ 8,213,250             $4,593,933              $5,940,165
---------------------------------------------------------------------------------------------------------------------------
    4,643,627                  --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (633,313)                 --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    4,377,977           1,173,135         4,714,341            8,213,250              4,593,933               5,940,165
---------------------------------------------------------------------------------------------------------------------------
    1,724,937             104,047           302,177              523,486                277,967                 234,962
---------------------------------------------------------------------------------------------------------------------------
      274,000             105,000           113,000              115,000                120,000                  65,000
---------------------------------------------------------------------------------------------------------------------------
      132,000              35,000            50,000               75,000                 55,000                  41,000
---------------------------------------------------------------------------------------------------------------------------
       45,000               8,000            16,000               29,000                  9,000                 128,000
---------------------------------------------------------------------------------------------------------------------------
       44,000              31,000            20,000               36,000                 22,000                  24,000
---------------------------------------------------------------------------------------------------------------------------
       20,000              13,500            13,500               14,000                 14,000                   5,000
---------------------------------------------------------------------------------------------------------------------------
        7,000               7,000             4,000               17,000                  7,000                  10,000
---------------------------------------------------------------------------------------------------------------------------
       29,000               2,000            12,000               15,000                  8,000                  15,000
---------------------------------------------------------------------------------------------------------------------------
        5,529                 971             2,701                  354                  2,686                   1,938
---------------------------------------------------------------------------------------------------------------------------
    2,281,466             306,518           533,378              824,840                515,653                 524,900
---------------------------------------------------------------------------------------------------------------------------
    2,096,511             866,617         4,180,963            7,388,410              4,078,280               5,415,265
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   31,141,826            (330,466)          712,944            1,172,943               (408,673)                    341
---------------------------------------------------------------------------------------------------------------------------
           --                  --           369,191              132,583                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (647,157)         (1,358,817)          303,503              429,710                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           184,468               41,906                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --          (139,677)             (31,524)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           (35,087)                  --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
   30,494,669          (1,689,283)        1,395,342            1,745,618               (408,673)                    341
---------------------------------------------------------------------------------------------------------------------------
  (58,179,099)            285,659         1,428,126            2,052,254              2,379,136                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           385,400              326,218                     --                      --
---------------------------------------------------------------------------------------------------------------------------
        1,950              25,561            24,695              (47,047)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           (11,746)                  --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           (54,541)             (12,684)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
  (58,177,149)            311,220         1,771,934            2,318,741              2,379,136                      --
---------------------------------------------------------------------------------------------------------------------------
  (27,682,480)         (1,378,063)        3,167,276            4,064,359              1,970,463                     341
---------------------------------------------------------------------------------------------------------------------------
  $(25,585,969)      $   (511,446)       $7,348,239          $11,452,769             $6,048,743              $5,415,606
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net Assets

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                          Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
                       -----------------------------     -----------------------------     -----------------------------
                           2000             1999             2000             1999             2000             1999

INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment
  income (loss)        $ (1,430,780)    $   (629,096)    $  4,884,339     $  4,868,583     $   (969,404)    $   (680,508)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         27,754,083       39,273,492       17,273,499       34,792,274       35,904,040       38,143,040
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments         (47,823,905)     142,004,420       (3,460,947)     (51,549,029)     (31,757,038)       4,193,728
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          (21,500,602)     180,648,816       18,696,891      (11,888,172)       3,177,598       41,656,260
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --               --       (4,884,339)      (5,225,370)              --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions in
    excess of net
    investment income            --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains      (35,582,680)     (43,879,009)     (21,313,448)     (32,765,017)     (52,120,308)     (20,559,728)
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions     (35,582,680)     (43,879,009)     (26,197,787)     (37,990,387)     (52,120,308)     (20,559,728)
------------------------------------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold         173,447,111      114,931,932       77,470,309       77,536,152       52,332,525       54,990,278
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions        34,699,603       42,595,350       25,636,015       36,982,534       50,791,905       19,982,699
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired           (153,755,211)    (108,629,468)     (88,959,475)     (85,971,350)     (58,269,972)     (68,448,742)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         54,391,503       48,897,814       14,146,849       28,547,336       44,854,458        6,524,235
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)         (2,691,779)     185,667,621        6,645,953      (21,331,223)      (4,088,252)      27,620,767

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of year       515,470,278      329,802,657      262,156,412      283,487,635      186,603,203      158,982,436
------------------------------------------------------------------------------------------------------------------------
End of year(b)         $512,778,499     $515,470,278     $268,802,365     $262,156,412     $182,514,951     $186,603,203
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $         --     $         --     $                $         --
------------------------------------------------------------------------------------------------------------------------
                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                           Year Ended December 31,
                       --------------------------------
                           2000              1999
INCREASE (DECREASE)
IN NET ASSETS
-----------------------------------------------------------
Operations
  Net investment
  income (loss)        $    975,755      $   1,006,632
---------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         13,074,543          1,354,411
-------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments          14,308,872         (1,250,361)
-----------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations           28,359,170          1,110,682
---------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income      (121,852)        (1,036,917)
-------------------------------------------------------------------------------
  Distributions in
    excess of net
    investment income            --                 --
-----------------------------------------------------------------------------------
  Distributions from
    net
    realized gains      (12,328,568)          (845,701)
---------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
-------------------------------------------------------------------------------------------
Total distributions     (12,450,420)        (1,882,618)
-----------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          38,998,021         43,989,353
---------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions        12,144,182          1,831,438
-------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (41,389,356)       (59,596,106)
-----------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions          9,752,847        (13,775,315)
---------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)         25,661,597        (14,547,251)
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of year       127,009,999        141,557,250
-----------------------------------------------------------------------------------------------------------------------
End of year(b)         $152,671,596      $ 127,009,999
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transa
(b) Includes
    undistributed net
    investment income
    of                 $    865,919      $       7,255
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       48

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     -----------------------------
   Year Ended December 31,            Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
------------------------------     -----------------------------     -----------------------------     -----------------------------
    2000             1999              2000             1999             2000             1999             2000             1999

------------------------------------------------------------------------------------------------------------------------------------
$  2,096,511     $   3,084,788     $    866,617     $   983,030      $  4,180,963     $ 3,648,256      $  7,388,410     $  6,094,710
------------------------------------------------------------------------------------------------------------------------------------
  30,494,669        22,795,682       (1,689,283)       (580,220 )       1,395,342      (2,856,428 )       1,745,618      (3,082,233)
------------------------------------------------------------------------------------------------------------------------------------
 (58,177,149)       29,633,191          311,220      (2,120,481 )       1,771,934      (1,275,770 )       2,318,741      (1,606,379)
------------------------------------------------------------------------------------------------------------------------------------
 (25,585,969)        55,513,661         (511,446)     (1,717,671 )       7,348,239        (483,942 )      11,452,769       1,406,098
------------------------------------------------------------------------------------------------------------------------------------
  (2,096,511)       (3,084,788)              --        (728,282 )      (4,530,588)     (3,649,343 )      (7,368,867)     (5,989,108)
------------------------------------------------------------------------------------------------------------------------------------
  (3,147,133)        (2,677,890)              --         (15,039 )              --              --          (358,046)      (123,288)
------------------------------------------------------------------------------------------------------------------------------------
 (27,654,020)       (18,824,138)              --        (533,458 )              --              --                --              --
------------------------------------------------------------------------------------------------------------------------------------
          --                --         (725,304)       (357,823 )              --              --                --              --
------------------------------------------------------------------------------------------------------------------------------------
 (32,897,664)      (24,586,816)        (725,304)     (1,634,602 )      (4,530,588)     (3,649,343 )      (7,726,913)     (6,112,396)
------------------------------------------------------------------------------------------------------------------------------------
 100,204,369       510,600,358        7,481,774       9,337,260        27,424,033      30,284,247        55,533,398      51,530,513
------------------------------------------------------------------------------------------------------------------------------------
  32,182,452        23,927,794          673,649       1,568,393         4,276,229       3,444,914         7,220,952       5,771,282
------------------------------------------------------------------------------------------------------------------------------------
(121,872,139)     (534,749,224)     (13,861,787)    (12,103,726 )     (27,783,535)    (29,405,059 )     (48,756,077)    (44,887,078)
------------------------------------------------------------------------------------------------------------------------------------
  10,514,682          (221,072)      (5,706,364)     (1,198,073 )       3,916,727       4,324,102        13,998,273      12,414,717
------------------------------------------------------------------------------------------------------------------------------------
 (47,968,951)       30,705,773       (6,943,114)     (4,550,346 )       6,734,378         190,817        17,724,129       7,708,419

------------------------------------------------------------------------------------------------------------------------------------
 274,996,583       244,290,810       26,491,575      31,041,921        67,268,979      67,078,162       112,991,012     105,282,593
------------------------------------------------------------------------------------------------------------------------------------
$227,027,632     $ 274,996,583     $ 19,548,461     $26,491,575      $ 74,003,357     $67,268,979      $130,715,141    $112,991,012
------------------------------------------------------------------------------------------------------------------------------------
$         --     $          --     $         --     $        --      $     61,244     $   107,366      $    140,815    $         --
------------------------------------------------------------------------------------------------------------------------------------

                                              U.S. GOVERNMENT
         MORTGAGE BACKED                           MONEY
      SECURITIES PORTFOLIO                   MARKET PORTFOLIO
  -----------------------------     -----------------------------------
     Year Ended December 31,              Year Ended December 31,
 -----------------------------     -----------------------------------
      2000             1999              2000                1999
----------------------------------------------------------------------------------------------------------------------------
  $  4,078,280     $ 4,434,232      $     5,415,265     $     9,131,861
------------------------------------------------------------------------------------------------------------------------------------
      (408,673)       (256,634 )                341               2,539
------------------------------------------------------------------------------------------------------------------------------------
     2,379,136      (3,075,447 )                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
     6,048,743       1,102,151            5,415,606           9,134,400
------------------------------------------------------------------------------------------------------------------------------------
    (4,047,177)     (4,506,298 )         (5,415,606)         (9,134,400)
------------------------------------------------------------------------------------------------------------------------------------
            --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
            --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
            --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
    (4,047,177)     (4,506,298 )         (5,415,606)         (9,134,400)
------------------------------------------------------------------------------------------------------------------------------------
    14,794,127      19,032,932        1,002,474,222       7,084,700,140
------------------------------------------------------------------------------------------------------------------------------------
     3,504,967       3,919,458            4,600,386           5,438,487
------------------------------------------------------------------------------------------------------------------------------------
   (24,437,796)    (25,046,551 )       (970,570,716)     (7,143,264,709)
------------------------------------------------------------------------------------------------------------------------------------
    (6,138,702)     (2,094,161 )         36,503,892         (53,126,082)
------------------------------------------------------------------------------------------------------------------------------------
    (4,137,136)     (5,498,308 )         36,503,892         (53,126,082)
------------------------------------------------------------------------------------------------------------------------------------
    67,371,607      72,869,915           85,722,405         138,848,487
------------------------------------------------------------------------------------------------------------------------------------
  $ 63,234,471     $67,371,607      $   122,226,297     $    85,722,405
------------------------------------------------------------------------------------------------------------------------------------
  $    126,856     $    95,753      $            --     $            --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                 LARGE CAPITALIZATION
                                                                   GROWTH PORTFOLIO
                                             ------------------------------------------------------------
                                                               Year Ended December 31,
                                             ------------------------------------------------------------
                                               2000         1999         1998         1997       1996(b)
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $25.68       $18.29       $13.58       $12.97       $12.13
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                     (.06)        (.03)        (.01)          --(c)       .02
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        (.68)        9.79         6.00         2.61         2.33
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               (.74)        9.76         5.99         2.61         2.35
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               --           --           --         (.01)        (.02)
---------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --           --           --           --
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains           (1.74)       (2.37)       (1.28)       (1.99)       (1.49)
---------------------------------------------------------------------------------------------------------
      Total distributions                       (1.74)       (2.37)       (1.28)       (2.00)       (1.51)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $23.20       $25.68       $18.29       $13.58       $12.97
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                 (3.37)%     55.37%       44.22%       20.77%       21.09%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $512,778     $515,470     $329,803     $243,895     $220,782
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $581,198     $385,995     $277,794     $242,233     $202,736
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .69%         .68%         .68%         .73%         .82%
---------------------------------------------------------------------------------------------------------
  Net investment income (loss)                   (.25)%       (.16)%       (.05)%       (.01)%        .19%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           48%          50%           54%          82%          65%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                    LARGE CAPITALIZATION                                            SMALL CAPITALIZATION
                      VALUE PORTFOLIO                                                 GROWTH PORTFOLIO
------------------------------------------------------------     -----------------------------------------------------------
                  Year Ended December 31,                                          Year Ended December 31,
------------------------------------------------------------     -----------------------------------------------------------
  2000         1999       1998(b)      1997(b)      1996(b)        2000         1999         1998       1997(b)      1996(b)
----------------------------------------------------------------------------------------------------------------------------
  $13.01       $15.87       $16.21       $13.97       $12.57       $17.47       $15.35       $15.57       $14.93      $14.15
----------------------------------------------------------------------------------------------------------------------------
     .25          .27          .28          .31          .31         (.07)        (.06)        (.05)        (.05)       (.02)
----------------------------------------------------------------------------------------------------------------------------
     .72        (1.00)        1.34         3.77         2.07          .36         4.35          .48         3.02        2.63
----------------------------------------------------------------------------------------------------------------------------
     .97         (.73)        1.62         4.08         2.38          .29         4.29          .43         2.97        2.61
----------------------------------------------------------------------------------------------------------------------------
    (.25)        (.29)        (.27)        (.28)        (.31)          --           --           --           --          --
----------------------------------------------------------------------------------------------------------------------------
      --           --           --           --         (.03)          --           --           --           --          --
----------------------------------------------------------------------------------------------------------------------------
   (1.09)       (1.84)       (1.69)       (1.56)        (.64)       (4.67)       (2.17)        (.65)       (2.33)      (1.83)
----------------------------------------------------------------------------------------------------------------------------
   (1.34)       (2.13)       (1.96)       (1.84)        (.98)       (4.67)       (2.17)        (.65)       (2.33)      (1.83)
----------------------------------------------------------------------------------------------------------------------------
  $12.64       $13.01       $15.87       $16.21       $13.97       $13.09       $17.47       $15.35       $15.57      $14.93
----------------------------------------------------------------------------------------------------------------------------

    8.22%       (4.37)%      10.25%      29.80%       19.17%        1.83%       29.20%        2.55%       20.85%      18.88%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
$268,802     $262,156     $283,488     $275,093     $227,706     $182,515     $186,603     $158,982     $165,898     $147,469
----------------------------------------------------------------------------------------------------------------------------
$243,008     $279,900     $282,078     $253,579     $208,898     $197,168     $150,593     $162,654     $156,570     $141,496
----------------------------------------------------------------------------------------------------------------------------
     .80%         .73%         .71%         .72%         .77%         .79%         .80%         .77%         .79%        .89%
----------------------------------------------------------------------------------------------------------------------------
    2.01%        1.74%        1.65%        1.90%        2.33%        (.49)%       (.45)%       (.35)%       (.36)%      (.32)%
----------------------------------------------------------------------------------------------------------------------------
      80%          36%          24%          21%          22%         165%         207%          69%         106%        108%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                SMALL CAPITALIZATION
                                                                  VALUE PORTFOLIO
                                             ----------------------------------------------------------
                                                              Year Ended December 31,
                                             ----------------------------------------------------------
                                               2000         1999       1998(b)      1997(b)     1996(b)
PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $14.97       $14.98       $17.50      $15.22      $13.07
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      .11          .11          .08         .08         .11
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        3.34          .10        (1.27)       4.37        2.71
-------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                 3.45          .21        (1.19)       4.45        2.82
-------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.02)        (.12)        (.07)       (.08)       (.11)
-------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --           --        (.01)         --
-------------------------------------------------------------------------------------------------------
Distributions from net realized gains           (1.52)        (.10)       (1.26)      (2.08)       (.56)
-------------------------------------------------------------------------------------------------------
Tax return of capital distributions                --           --           --          --          --
-------------------------------------------------------------------------------------------------------
      Total distributions                       (1.54)        (.22)       (1.33)      (2.17)       (.67)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $16.88       $14.97       $14.98      $17.50      $15.22
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                23.91%        1.39%        (6.62)%    29.98%       21.75%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $152,672     $127,010     $141,557     $163,414    $126,672
-------------------------------------------------------------------------------------------------------
Average net assets (000)                     $130,303     $129,077     $153,756     $144,160    $110,564
-------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .85%         .87%         .79%        .81%        .92%
-------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    .75%         .75%         .48%        .45%        .77%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            55%          42%          39%         36%         60%
-------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                       INTERNATIONAL                                                     INTERNATIONAL
                      EQUITY PORTFOLIO                                                  BOND PORTFOLIO
------------------------------------------------------------     -------------------------------------------------------------
                  Year Ended December 31,                                           Year Ended December 31,
------------------------------------------------------------     -------------------------------------------------------------
  2000         1999         1998         1997       1996(b)        2000        1999        1998        1997           1996
------------------------------------------------------------------------------------------------------------------------------
  $17.37       $15.54       $14.27       $14.82       $13.64        $8.48       $9.52       $9.17      $10.17         $10.19
------------------------------------------------------------------------------------------------------------------------------
     .17          .23          .23          .21          .25          .32         .30         .31         .42            .51
------------------------------------------------------------------------------------------------------------------------------
   (1.87)        3.29         1.98         1.32         1.79         (.45)       (.84)        .45       (1.00)          (.08)
------------------------------------------------------------------------------------------------------------------------------
   (1.70)         3.52         2.21         1.53         2.04         (.13)       (.54)        .76        (.58)           .43
------------------------------------------------------------------------------------------------------------------------------
    (.17)        (.23)        (.10)        (.41)        (.22)          --        (.23)       (.31)         --           (.21)
------------------------------------------------------------------------------------------------------------------------------
    (.17)         (.17)          --           --           --           --          --        (.06)       (.06)            --
------------------------------------------------------------------------------------------------------------------------------
   (1.81)       (1.29)        (.84)       (1.67)        (.64)          --        (.16)       (.04)         --           (.24)
------------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --         (.27)       (.11)         --        (.36)            --
------------------------------------------------------------------------------------------------------------------------------
   (2.15)       (1.69)        (.94)       (2.08)        (.86)        (.27)       (.50)       (.41)       (.42)          (.45)
------------------------------------------------------------------------------------------------------------------------------
  $13.52       $17.37       $15.54       $14.27       $14.82        $8.08       $8.48       $9.52       $9.17         $10.17
------------------------------------------------------------------------------------------------------------------------------
   (9.42)%      23.30%       15.49%       10.60%       15.25%       (1.34)%     (5.88)%      8.55%      (5.73)%         4.45%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
$227,028     $274,997     $244,291     $237,851     $240,563      $19,548     $26,492     $31,042     $31,189        $41,780
------------------------------------------------------------------------------------------------------------------------------
$246,420     $246,148     $246,335     $245,536     $221,626      $20,809     $29,300     $30,720     $35,163        $38,788
------------------------------------------------------------------------------------------------------------------------------
     .93%         .93%         .91%         .93%         .99%        1.47%       1.25%       1.54%       1.35%          1.34%
------------------------------------------------------------------------------------------------------------------------------
     .85%        1.25%        1.42%        1.15%        1.77%        4.16%       3.36%       3.38%       4.44%          5.02%
------------------------------------------------------------------------------------------------------------------------------
      44%          35%          45%          37%          39%          52%        132%        110%        202%           226%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57
                                       53

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                   TOTAL RETURN
                                                                  BOND PORTFOLIO
                                             ---------------------------------------------------------
                                                              Year Ended December 31,
                                             ---------------------------------------------------------
                                               2000         1999        1998        1997        1996

PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $9.86       $10.49      $10.56      $10.28      $10.62
------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .66          .56         .58         .57         .57
------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                         .42         (.63)        .27         .35        (.09)
------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               1.08         (.07)        .85         .92         .48
------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.67)        (.56)       (.58)       (.54)       (.56)
------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --          --          --          --
------------------------------------------------------------------------------------------------------
Distributions from net realized gains              --           --        (.34)       (.10)       (.26)
------------------------------------------------------------------------------------------------------
      Total distributions                        (.67)        (.56)       (.92)       (.64)       (.82)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $10.27        $9.86      $10.49      $10.56      $10.28
------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                11.30%         (.67)%      8.28%       9.23%       5.02%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $74,003      $67,269     $67,078     $50,411     $49,218
------------------------------------------------------------------------------------------------------
Average net assets (000)                      $67,151      $65,911     $61,786     $48,123     $47,246
------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .79%         .82%        .81%        .91%        .94%
------------------------------------------------------------------------------------------------------
  Net investment income                          6.23%        5.54%       5.54%       5.54%       5.67%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           483%         368%        327%        323%        340%
------------------------------------------------------------------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

                    INTERMEDIATE-TERM                                              MORTGAGE BACKED
                      BOND PORTFOLIO                                             SECURITIES PORTFOLIO
----------------------------------------------------------     --------------------------------------------------------
                 Year Ended December 31,                                       Year Ended December 31,
----------------------------------------------------------     --------------------------------------------------------
  2000         1999         1998        1997        1996         2000        1999        1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------
$   9.92     $  10.36     $  10.42     $ 10.30     $ 10.51     $   9.97     $ 10.47     $ 10.45     $ 10.21     $ 10.31
-----------------------------------------------------------------------------------------------------------------------
     .63          .56          .63         .58         .59         0.65         .66         .64         .64         .65
-----------------------------------------------------------------------------------------------------------------------
     .34         (.43)         .09         .28        (.07)         .33        (.50)        .01         .23        (.12)
-----------------------------------------------------------------------------------------------------------------------
     .97          .13          .72         .86         .52          .98         .16         .65         .87         .53
-----------------------------------------------------------------------------------------------------------------------
    (.63)        (.57)        (.61)       (.57)       (.59)       (0.64)       (.66)       (.63)       (.63)       (.63)
-----------------------------------------------------------------------------------------------------------------------
    (.03)          --           --          --          --           --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
      --           --         (.17)       (.17)       (.14)          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
    (.66)        (.57)        (.78)       (.74)       (.73)       (0.64)       (.66)       (.63)       (.63)       (.63)
-----------------------------------------------------------------------------------------------------------------------
  $10.23        $9.92       $10.36      $10.42      $10.30       $10.31       $9.97      $10.47      $10.45      $10.21
-----------------------------------------------------------------------------------------------------------------------

   10.10%        1.30%        7.09%       8.57%       5.22%       10.35%       1.54%       6.37%       8.82%       5.56%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
$130,715     $112,991     $105,283     $95,071     $100,392     $63,234     $67,372     $72,870     $71,596     $73,867
-----------------------------------------------------------------------------------------------------------------------
$116,330     $108,243     $101,219     $95,575     $81,723      $61,771     $70,244     $73,737     $71,757     $72,214
-----------------------------------------------------------------------------------------------------------------------
     .71%         .67%         .66%        .71%        .73%         .83%        .80%        .70%        .88%        .91%
-----------------------------------------------------------------------------------------------------------------------
    6.35%        5.63%        5.71%       5.64%       5.69%        6.60%       6.31%       6.14%       6.21%       6.44%
-----------------------------------------------------------------------------------------------------------------------
     423%         253%         249%        249%        311%          74%         14%         24%        128%        102%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                   U.S. GOVERNMENT
                                                                        MONEY
                                                                   MARKET PORTFOLIO
                                             ------------------------------------------------------------
                                                               Year Ended December 31,
                                             ------------------------------------------------------------
                                               2000         1999         1998         1997         1996

PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                            .058         .045         .048         .049         .045
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               .058         .045         .048         .049         .045
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income            (.058)       (.045)       (.048)       (.049)       (.045)
---------------------------------------------------------------------------------------------------------
      Total distributions                       (.058)       (.045)       (.048)       (.049)       (.045)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                  5.87%        4.67%        4.88%        4.95%       4.53%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $122,226      $85,722     $138,848      $42,326      $27,397
---------------------------------------------------------------------------------------------------------
Average net assets (000)                      $93,985     $196,853     $106,500      $37,675      $19,132
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .56%         .43%         .55%         .65%         .89%
---------------------------------------------------------------------------------------------------------
  Net investment income                          5.76%        4.64%        4.85%        4.91%        4.49%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 57

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements

           The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small
Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

      The Portfolios' investment objectives are as follows:

      - Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500;

      - Large Capitalization Value Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued;

      - Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the U.S. economy in general;

      - Small Capitalization Value Portfolio--above average capital appreciation through investment in small company common stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace;

      - International Equity Portfolio--capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

      - International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities;

      - Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

      - Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

      - Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities;

      - U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

-------------------------------------------------------------------
Note 1. Accounting Policies
      The following is a summary of significant accounting policies followed by the Fund and the Portfolios in the preparation of its financial statements.

      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available are valued in good faith under procedures adopted by the Trustees.

      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.

      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.

      Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transactions exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to
--------------------------------------------------------------------------------
interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal year, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      Foreign Currency Forward Contracts: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

      Options: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Short Sales: Certain portfolios of the Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets equal to the current market value of the security sold short or otherwise cover the short position. In addition, the Portfolio may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
--------------------------------------------------------------------------------

      Interest Rate Swaps: The Total Return Bond Portfolio and the Intermediate Term Bond Portfolio may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract, if any.

      The Portfolio is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Portfolio does not anticipate non-performance by any counterparty.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants' (CPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Net investment income, net realized gains and net assets were not affected by this change. The application of this statement, increased (decreased) the accounts as follows:

                                    Paid-in       Accumulated       Net
                                  Capital in       Net Gain/    Investment
Portfolio               Ref.     excess of par       Loss         Income
---------------------  -------  ---------------   -----------   -----------
Large Capitalization
  Growth.............  (c)        $(1,558,027)    $   127,247   $ 1,430,780
Small Capitalization
  Growth.............  (c),(d)       (625,892)       (343,512)      969,404
Small Capitalization
  Value..............  (d),(f)                         (4,761)        4,761
International
  Equity.............  (a),(d),(e),(f)       330,463  (3,385,021)   3,054,558
International Bond...  (a),(d)     (1,244,743)      1,358,817      (114,074)
Total Return Bond....  (a)                 --        (303,503)      303,503
Intermediate-Term
  Bond...............  (a)                 --        (498,861)      498,861
---------------
 (a) Reclass of net foreign currency gains/losses.
 (b) Reclass of dividends in excess of net investment income.
 (c) Reclass of net operating losses.
 (d) Reclass of distributions/redemption distributions.
 (e) Reclass of passive foreign investment companies' gains.
 (f) Reclass of other permanent book/tax differences.

      Dividends and Distributions: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each Portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

-------------------------------------------------------------------
Note 2. Agreements
      The Fund's manager is Prudential Investments Fund Management LLC ('PIFM'). PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd., and
                            Columbus Circle Investors
Large Capitalization
  Value..................   J.P. Morgan and
                            Mercury Advisors
Small Capitalization
  Growth.................   Sawgrass Asset Management, LLC and
                            Chase Fleming Asset Management USA
Small Capitalization
  Value..................   Credit Suisse Asset Management, LLC and
                            Lazard Freres Asset Management
International Equity.....   Lazard Freres Asset Management
International Bond.......   Delaware International Advisers Ltd.
Total Return Bond and
  Intermediate-Term
  Bond...................   PIMCO
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP

--------------------------------------------------------------------------------

      The management fee payable to PIFM is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                                                   Total
Portfolio                                      Management Fee
--------------------------------------------   --------------
Large Capitalization Growth.................         .60%
Large Capitalization Value..................         .60%
Small Capitalization Growth.................         .60%
Small Capitalization Value..................         .60%
International Equity........................         .70%
International Bond..........................         .50%
Total Return Bond...........................         .45%
Intermediate-Term Bond......................         .45%
Mortgage Backed Securities..................         .45%
U.S. Government Money Market................         .25%

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). PIMS serves the Fund without compensation.

      PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

-------------------------------------------------------------------
Note 3. Other Transactions
with Affiliates
      Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 2000 as well as the fees due to PMFS as of December 31, 2000.

                                  Amount incurred
                                      for the         Amount due
                                     year ended         as of
                                    December 31,     December 31,
Portfolio                               2000             2000
--------------------------------  ----------------   ------------
Large Capitalization Growth.....      $169,800         $ 17,800
Large Capitalization Value......       133,000           12,000
Small Capitalization Growth.....       123,000           12,400
Small Capitalization Value......       121,000           11,300
International Equity............       130,600           12,000
International Bond..............        35,000            3,000
Total Return Bond...............        50,000            5,000
Intermediate-Term Bond..........        74,000            7,000
Mortgage Backed Securities......        54,000            4,800
U.S. Government Money Market....        40,800            4,600

      For the year ended December 31, 2000, Prudential Securities Incorporated ('PSI'), an indirect wholly owned subsidiary of Prudential, earned approximately $24,300 and $26,200 in brokerage commissions on certain portfolio transactions executed on behalf of the Large Capitalization Value Portfolio and Small Capitalization Growth Portfolio, respectively.

-------------------------------------------------------------------
Note 4. Portfolio Securities
      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended December 31, 2000 were as follows:

Portfolio                              Purchases        Sales
------------------------------------  ------------   ------------
Large Capitalization Growth.........  $276,804,272   $269,561,525
Large Capitalization Value..........   193,707,821    203,052,833
Small Capitalization Growth.........   317,217,143    323,466,804
Small Capitalization Value..........    69,319,712     76,050,462
International Equity................   103,974,260    121,767,727
International Bond..................    10,481,702     16,054,946
Total Return Bond...................   421,770,420    386,628,676
Intermediate-Term Bond..............   746,333,019    657,212,214
Mortgage Backed Securities..........    45,359,933     45,584,931

      The federal income tax basis and unrealized appreciation/ depreciation of each of the Portfolios' investments, excluding written options as of December 31, 2000, were as follows:

                                           Net
                                       Unrealized
                                      Appreciation          Gross Unrealized
Portfolio                Basis       (Depreciation)    Appreciation   Depreciation
--------------------  ------------   ---------------   ------------   ------------
Large Capitalization
  Growth............  $284,703,608    $ 228,870,100    $253,664,186   $(24,794,086)
Large Capitalization
  Value.............   242,027,924       24,657,421      50,550,923    (25,893,502)
Small Capitalization
  Growth............   177,685,763        6,676,065      38,519,534    (31,843,469)
Small Capitalization
  Value.............   123,831,589       29,067,322      39,097,941    (10,030,619)
International
  Equity............   211,320,505       18,180,562      39,340,955    (21,160,393)
International
  Bond..............    20,855,340       (1,631,647)        189,533     (1,821,180)
Total Return Bond...   120,865,774        1,102,486       2,154,128     (1,051,642)
Intermediate-Term
  Bond..............   214,087,181        1,295,901       2,141,707       (845,806)
Mortgage Backed
  Securities........    63,864,598        1,113,430       1,608,766       (495,336)

      For federal income tax purposes, International Bond Portfolio, the Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders of the International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond and Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, certain portfolios have either partially or fully utilized prior year capital losses and/or are electing to treat net capital losses and/or net currency losses incurred in the two-month period ended December 31, 2000 as having been incurred in the following year.

                                                    Utilization     Net Losses
                                                         of           in two
                                                     Prior Year    months ended
                        Capital Loss   Expiration   Capital Loss   December 31,
Portfolio               Carryforward      Year      Carryforward       2000
----------------------  ------------   ----------   ------------   -------------
International
  Equity..............   $       --         --       $       --     $    25,090
International Bond
  Portfolio...........      211,745       2007               --          82,730
                            256,931       2008               --              --
Total Return Bond
  Portfolio...........    1,629,289       2007        1,093,142              --
Intermediate-Term Bond
  Portfolio...........    2,032,022       2007        1,127,272          22,277
Mortgage Backed
  Securities
  Portfolio...........      458,600       2002        2,718,493          21,200
                            237,400       2007               --              --
                            428,700       2008               --              --
Large Capitalization
  Growth..............           --         --               --       4,943,756
Small Capitalization
  Growth Portfolio....           --         --               --          65,442

--------------------------------------------------------------------------------
                                       60

      At December 31, 2000, the Total Return Bond and Intermediate-Term Bond Portfolios had open financial futures contracts. The unrealized appreciation (depreciation) on such contracts as of December 31, 2000 were as follows:

Total Return Bond Portfolio:
                                                   Value at        Value at        Unrealized
Number of                         Expiration     December 31,       Trade         Appreciation
Contracts           Type             Date            2000            Date        (Depreciation)
----------    ----------------    ----------     ------------     ----------     --------------
              Long Positions:
    51        Eurodollar          Mar. 2001       $4,903,497      $4,874,451        $ 29,046
    1         Eurodollar          Mar. 2001          235,275         235,163             112
    72        10yr. T-Note        Mar. 2001        7,549,875       7,375,375         174,500
    1         30yr. T-Note        Mar. 2001          104,625         104,469             156
    1         Munibond            Mar. 2001          103,531         102,156           1,375
              Short Positions:
    7         GBP Gilt            Mar. 2001        1,147,083       1,150,697          (3,614)
                                                                                     -------
                                                                                    $201,575
                                                                                     -------
                                                                                     -------

Intermediate-Term Bond Portfolio:
                                                       Value at        Value at         Unrealized
Number of                             Expiration     December 31,        Trade         Appreciation
Contracts             Type               Date            2000            Date         (Depreciation)
----------    --------------------    ----------     ------------     -----------     --------------
              Long Position:
    19        10-yr. Note             Mar. 2001      $ 1,945,719      $ 1,992,328        $ 46,609
                                                                                          -------
                                                                                          -------

      The Total Return Bond Portfolio and Intermediate-Term Bond Portfolio entered into interest rate swap agreements. Under the agreements the Portfolios receive or pay the difference between a floating rate and a fixed rate based on the terms of the swap agreement. The Portfolios paid transaction fees for the agreements. Details of the open swaps at December 31, 2000 are as follows:

Total Return Bond Portfolio:
                    Notional
                     Amounts       Fixed              Floating              Termination       Unrealized
Counterparty          (000)         Rate                Rate                   Date          Depreciation
----------------    ---------     --------    -------------------------    -------------    --------------
Goldman Sachs       $  1,400       1.112%     30 year U.S. Swap Spread       2/16/2005         $ (6,912)
Morgan Stanley         1,200       1.310%     10 year U.S. Swap Spread       6/19/2012          (10,946)
Morgan Stanley         1,100       1.320%     30 year U.S. Swap Spread       6/19/2011          (10,348)
Goldman Sachs          1,200       6.50%      3 month LIBOR                  2/15/2011           (9,147)
Goldman Sachs       EURO 190       6.175%     6 month LIBOR                  5/22/2030           (6,524)
J.P. Morgan               50       6.250%     6 month LIBOR                  1/24/2024             (942)
J.P. Morgan              250       6.000%     6 month LIBOR                  1/4/2009            (9,722)
                                                                                                 ------
                                                                                               $(54,541)
                                                                                                 ------
                                                                                                 ------

Intermediate-Term Bond Portfolio:
                      Notional
                      Amounts
                        Euro        Fixed              Floating               Termination        Unrealized
Counterparty           (000)         Rate                Rate                    Date           Depreciation
----------------    ------------    ------     -------------------------    ---------------     -------------
Goldman Sachs           320         6.175%           6 month LIBOR             5/22/2030          $ (10,989)
J.P. Morgan              90         6.25%            6 month LIBOR             1/24/2024             (1,695)
                                                                                                     ------
                                                                                                  $ (12,684)
                                                                                                     ------
                                                                                                     ------

      At December 31, 2000, the Total Return Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Sale Contracts               Receivable        Value       Appreciation
-------------------------  ---------------   ----------   --------------
Japanese Yen,
  expiring 1/16/01.......    $   907,166     $  848,698      $ 58,468
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      At December 31, 2000, the Total Return Bond Portfolio had outstanding forward currency contracts to purchase foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Purchase Contracts             Payable         Value       Depreciation
-------------------------  ---------------   ----------   --------------
Japanese Yen,
  expiring 1/16/01.......    $   958,269     $  892,019      $(66,250)
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      At December 31, 2000, the Intermediate-Term Bond Portfolio had outstanding forward contracts to purchase and sell foreign currencies, as follows:

                             Value at
Foreign Currency          Settlement Date     Current       Unrealized
Sale Contracts              Receivable         Value       Appreciation
------------------------  ---------------   -----------   --------------
Japanese Yen,
  expiring 1/16/01......    $ 1,509,121     $ 1,411,856     $   97,265
                          ---------------   -----------   --------------
                          ---------------   -----------   --------------

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Purchase Contracts             Payable         Value       Depreciation
-------------------------  ---------------   ----------   --------------
Japanese Yen,
  expiring 1/16/01.......    $ 1,594,278     $1,484,057     $ (110,221)
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      Transactions in options written during the year ended December 31, 2000, were as follows:

                                           Number of    Premiums
Total Return Bond Portfolio                Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1999..................................       140      $48,754
Options written.........................       311      102,417
Options terminated in closing purchase
  transactions..........................       (92)     (45,161 )
Options expired.........................      (274)     (79,348 )
                                               ---      --------
Options outstanding at December 31,
  2000..................................        85      $26,662
                                               ---      --------
                                               ---      --------

                                           Number of    Premiums
Intermediate-Term Bond Portfilio           Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1999..................................         0      $     0
Options written.........................       168       34,189
Options terminated in closing purchase
  transactions..........................       (13)      (5,068 )
Options expired.........................      (155)     (29,121 )
                                               ---      --------
Options outstanding at December 31,
  2000..................................         0      $     0
                                               ---      --------
                                               ---      --------

--------------------------------------------------------------------------------
                                       61

--------------------------------------------------------------------------------
Note 5. Capital
      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest during the year ended December 31, 2000 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                         Increase/
                                                                of Dividends                        (Decrease)
                                               Shares               and              Shares          in Shares
Portfolio                                       Sold            Distributions      Reacquired       Outstanding
--------------------------------------      -------------       ------------       ----------       -----------
Large Capitalization Growth
  Portfolio...........................        6,028,879           1,380,459        (5,377,127)       2,032,211
Large Capitalization Value
  Portfolio...........................        6,276,893           2,121,792        (7,270,984)       1,127,701
Small Capitalization Growth
  Portfolio...........................        3,030,706           3,664,619        (3,432,346)       3,262,979
Small Capitalization Value
  Portfolio...........................        2,426,852             769,738        (2,636,033)         560,557
International Equity Portfolio........        6,389,698           2,391,727        (7,821,753)         959,672
International Bond Portfolio..........          944,725              85,808        (1,734,510)        (703,977)
Total Return Bond Portfolio...........        2,747,360             426,663        (2,795,154)         378,869
Intermediate-Term Bond Portfolio......        5,550,374             719,958        (4,882,423)       1,387,909
Mortgage Backed Securities Portfolio..        1,476,095             349,495        (2,448,506)        (622,916)

      Transactions in shares of beneficial interest during the year ended December 31, 1999 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         5,316,176          1,844,182         (5,115,193)       2,045,165
Large Capitalization Value
  Portfolio...........................         4,949,283          2,840,847         (5,511,583)       2,278,547
Small Capitalization Growth
  Portfolio...........................         3,515,117          1,238,085         (4,434,609)         318,593
Small Capitalization Value
  Portfolio...........................         2,990,699            127,626         (4,083,584)        (965,259)
International Equity Portfolio........        31,285,882          1,444,349        (32,619,836)         110,395
International Bond Portfolio..........         1,036,333            173,070         (1,347,551)        (138,148)
Total Return Bond Portfolio...........         2,983,019            340,231         (2,891,426)         431,824
Intermediate-Term Bond Portfolio......         5,097,285            571,696         (4,435,925)       1,233,056
Mortgage Backed Securities Portfolio..         1,860,018            384,091         (2,447,653)        (203,544)

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Report of Independent Accountants

The Shareholders and Trustees of
The Target Portfolio Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the 'Trust') at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 21, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2001
--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Federal Income Tax Information (unaudited)

   As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2000. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 2000 that qualify for the corporate dividends received deduction available to corporate taxpayers.

   Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December 31, 2000 as well as the corporate dividend received deduction percentage:

                                     Ordinary Dividends*                                                                Corporate
                                   ------------------------      Long-Term         Tax Return                           Dividend
                                               Short-Term      Capital Gains       of Capital       Total Dividends     Received
Portfolio                          Income    Capital Gains     Distributions     Distributions     and Distributions    Deduction
--------------------------------   ------    --------------    --------------    --------------    -----------------    ---------
Large Capitalization Growth
  Portfolio.....................   $  --         $ .043            $1.699            $   --             $ 1.742               0%
Large Capitalization Value
  Portfolio.....................    .250           .020             1.070                --               1.340           98.49%
Small Capitalization Growth
  Portfolio.....................      --          3.277             1.394                --               4.671               0%
Small Capitalization Value
  Portfolio.....................    .015           .650              .870                --               1.535           24.89%
International Equity
  Portfolio.....................    .345           .166             1.643                --               2.154            1.93%
International Bond Portfolio....      --             --                --              .270                .270               0%
Total Return Bond Portfolio.....    .671             --                --                --                .671               0%
Intermediate-Term Bond
  Portfolio.....................    .658             --                --                --                .658               0%
Mortgage Backed Securities
  Portfolio.....................    .640             --                --                --                .640               0%
U.S. Government Money Market
  Portfolio.....................    .058             --                --                --                .058               0%

    * For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

   The International Equity Portfolio has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended December 31, 2000 the International Equity Portfolio intends on passing through $.0374 of ordinary income distributions as a foreign tax credit.

               Important Notice For Certain
               Shareholders (unaudited)

   Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Target portfolios from U.S. Government obligations for the calendar year 2000.

   To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

                                  Percentage of Interest from
                                        U.S. Government
Portfolio*                                obligations
-------------------------------   ---------------------------
Small Capitalization Value
  Portfolio....................               2.72%
International Equity
  Portfolio....................               6.01%
Total Return Bond Portfolio....              54.18%
Intermediate-Term Bond
  Portfolio....................               4.82%
U.S. Government Money Market
  Portfolio....................              18.23%
Mortgage Backed Securities.....               1.52%

   * Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2000 interest income from state and local taxes.

   Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Prudential Securities Financial Adviser.

--------------------------------------------------------------------------------

Large Capitalization
Growth Portfolio

Average Annual Total Returns
With Target
 Program Fee     One Year     Five Years     Since Inception (1/5/93)
                  -4.81%        24.05%               16.94%
Without Target
 Program Fee     One Year     Five Years     Since Inception (1/5/93)
                  -3.37%        25.93%               18.72%

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Large Capitalization Growth Portfolio with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 17.24% and the growth of a $10,000 investment would have been $35,633.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of large-cap equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Large Capitalization
Value Portfolio


Average Annual Total Returns
With Target
 Program Fee     One Year     Five Years     Since Inception (1/5/93)
                  6.60%         10.36%                10.12%
Without Target
 Program Fee     One Year     Five Years     Since Inception (1/5/93)
                  8.22%         12.03%                11.80%

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Large Capitalization Value Portfolio with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 10.40% and the growth of a $10,000 investment would have been $22,044.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of large-cap equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Small Capitalization
Growth Portfolio

Average Annual Total Returns
With Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                   0.31%         12.45%            12.08% (12.07)
Without Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                   1.83%         14.15%            13.78% (13.77)

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Small Capitalization Growth Portfolio with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 12.36% and the growth of a $10,000 investment would have been $25,371. Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of small-cap equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Small Capitalization
Value Portfolio

Average Annual Total Returns
With Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                   22.06%        11.50%               11.02%
Without Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                   23.91%        13.19%               12.69%

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Small Capitalization Value Portfolio with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 11.29% and the growth of a $10,000 investment would have been $23,504.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of small-cap equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

International Equity Portfolio

Average Annual Total Returns
With Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                  -10.77%         8.81%               10.57%
Without Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                   -9.42%        10.46%               12.25%

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET International Equity Portfolio with a similar investment in the Morgan Stanley Capital
International Europe, Australasia, Far East Index
(MSCI EAFE Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 10.85% and the growth of a $10,000 investment would have been $22,772.

The MSCI EAFE Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI
EAFE Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

International Bond
Portfolio


Average Annual Total Returns
With Target
  Program Fee     One Year     Five Years     Since Inception (5/17/94)
                   -2.32%       -1.15%             1.07% (0.98)
Without Target
  Program Fee     One Year     Five Years     Since Inception (5/17/94)
                   -1.34%       -0.15%             2.09% (2.00)

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET International Bond Portfolio with a similar investment in the Salomon Smith Barney Non-U.S.
World Government Bond Index (WB Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1994. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 0.72% and the growth of a $10,000 investment would have been $10,487. Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The WB Index is an index that measures the total return performance of high-quality securities in major sectors of the international bond market. The
WB Index covers approximately 600 bonds from 17 currencies, and comprises only high-quality, straight issues. The index is calculated on both a weighted and an unweighted basis. The WB Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Total Return Bond
Portfolio


Average Annual Total Returns
With Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                   10.19%         5.49%             6.16% (6.11)
Without Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                   11.30%         6.55%             7.23% (7.18)

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Total Return Bond Portfolio with a similar investment in the Lehman Brothers
Government/Corporate Bond Index (the Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.79% and the growth of a $10,000 investment would have been $15,678. Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprising publicly traded intermediate and long-term government and corporate debt with an average maturity of 10 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Intermediate-Term
Bond Portfolio

Average Annual Total Returns
With Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                    9.00%         5.35%                 5.84%
Without Target
  Program Fee     One Year     Five Years    Since Inception (1/5/93)
                   10.10%         6.41%                 6.89%

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Intermediate-Term Bond Portfolio with a similar investment in the Lehman Brothers
Intermediate Government/Corporate Bond Index (the
Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.47% and the growth of a $10,000 investment would have been $15,305.

The Index is a weighted index comprising securities issued by the U.S. government and its agencies, and securities publicly issued by corporations, with one to 10 years remaining to maturity and rated investment grade. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Mortgage-Backed
Securities Portfolio

Average Annual Total Returns
With Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                   9.25%         5.42%               5.98% (5.91)
Without Target
  Program Fee     One Year     Five Years     Since Inception (1/5/93)
                  10.35%         6.48%               7.01% (6.98)

(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the TARGET Mortgage-Backed Securities Portfolio with a similar investment in the Salomon Smith Barney
Mortgage-Backed Securities Index (the MBS Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities TARGET
Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.61% and the growth of a $10,000 investment would have been $15,450. Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The MBS Index comprises 30-year and 15-year GNMA,
FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr.
President
Robert F. Gunia
Vice President
Judy A. Rice
Vice President
Grace C. Torres

Treasurer
George P. Attisano
Secretary
William V. Healey
Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center
One Station Plaza
Stamford, CT 06902

Delaware International
Advisers Ltd.
80 Cheapside
London, EC2V6EE
United Kingdom

Chase Fleming Asset
Management USA
320 Park Avenue
New York, NY 10022

J.P. Morgan Investment
Management Inc.
522 Fifth Avenue
New York, NY 10036

Mercury Advisors
725 S. Figueroa Street
Suite 4000
Los Angeles, CA 90017

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

Wellington
Management Company, LLP
75 State Street
Boston, MA 02109

Credit Suisse Asset
Management, LLC
466 Lexington Avenue
New York, NY 10172

Distributor
Prudential Investment
Management Services LLC
Three Gateway Center, 14th Fl.
Newark, NJ 07102-4077

Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


875921 87 6
875921 20 7
875921 10 8
875921 40 5
875921 30 6
875921 50 4
875921 88 4
875921 80 1
875921 70 2
875921 60 3

TMF 158 E